UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.       )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐
Preliminary proxy statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive proxy statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Ascend Wellness Holdings, Inc.

(Name of Registrant as specified in its charter)
Not Applicable

(Name of Person(s) Filing proxy statement), if other than Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

ASCEND WELLNESS HOLDINGS, INC.
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON
FRIDAY, MAY 5, 2023
TO THE HOLDERS OF SHARES OF COMMON STOCK:
Notice is hereby given that an annual meeting (the “Meeting”) of the holders of shares of Class A common stock and Class B common stock (“shares of common stock”) of Ascend Wellness Holdings, Inc. (the “Company”) will be held in person and by way of a live audio webcast at https://web.lumiagm.com/#/226260758, on Friday, May 5, 2023 at 11:00 a.m. (EDT) for the following purposes:
1.
to elect directors of the Company;

2.
to ratify the appointment of Macias Gini & O’Connell LLP as the independent registered public accounting firm of the Company;

3.
to approve an amendment to the Company’s 2021 stock incentive plan (the “2021 Plan”) to increase the maximum number of shares of the Company’s Class A common stock available for issuance under the 2021 Incentive Plan to an amount not to exceed 10% of the total number of issued and outstanding shares of the Company’s Class A common stock, on a non-diluted basis, as constituted on the grant date of an award; and

4.
to transact such other business as may properly be brought before the Meeting or any adjournment(s) or postponement(s) thereof.

The accompanying proxy statement (the “proxy statement”) provides additional information relating to the matters to be dealt with at the Meeting, including detailed instructions for the Meeting, and forms a part of this Notice of Meeting.
The Board of Directors of the Company has fixed March 15, 2023 as the record date for the Meeting. Stockholders of record at the close of business on this date are entitled to notice of the Meeting and to vote thereat or at any adjournment or postponement thereof.
Meeting Format
The Company will be hosting an entirely virtual annual meeting of stockholders in 2023. Stockholders will not be able to attend the Meeting in person. We are excited to continue to provide expanded access, improved communication, and cost savings for our stockholders and the Company. We believe hosting a virtual meeting helps enable greater stockholder attendance at the annual meeting by allowing stockholders that might not otherwise be able to travel to a physical meeting to attend online and participate from any location around the world.
The Meeting will be conducted as a virtual-only meeting of stockholders by way of a live audio webcast through the Lumi/AST Virtual AGM platform (the “Virtual Platform”). Registered stockholders can attend the Meeting online at https://web.lumiagm.com/#/226260758 by clicking “I have a control number” and then enter your unique 12-digit control number located on your form of proxy and the password “ascend2023” (case sensitive). You will have the ability to submit questions during the Meeting via the Virtual Platform. Beneficial stockholders (being stockholders who hold their shares of common stock through a broker, investment dealer, bank, trust company, custodian, nominee or other intermediary) who have not duly appointed themselves as proxyholder will be able to attend as a guest and view the webcast but not be able to participate or vote at the Meeting.

If you are a registered stockholder and choose to vote at the Meeting rather than through the use of the provided form of proxy and below instructions, or should you desire to vote at the Meeting after completing and submitting the form of proxy, thereby overriding your selections contained therein, you are able to do so through the Virtual Platform by voting on the left-hand side of the screen or as otherwise directed during the Meeting, which will become available to you when the voting portion of the Meeting opens. Your results will be instantaneously tabulated and included in the final Scrutineer’s Report, which will become available to the Company once the voting portion of the Meeting has closed. See “Instructions for the Meeting” on page 5 of the proxy statement for detailed instructions on how to vote at the Meeting.
If a stockholders receives more than one form of proxy because such holder owns shares of common stock of different classes or registered in different names or addresses, each form of proxy should be completed and returned. If you are a registered stockholder and receive these materials through your broker or through another intermediary, please complete and return the form of proxy or voting instruction form in accordance with the instructions provided to you by your broker or by the other intermediary
Notice and Access
The Company has elected to use the notice-and-access provisions under National Instrument 54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer (the “Notice-and-Access Provisions”). The Notice-and-Access Provisions are a set of rules developed by the Canadian Securities Administrators that reduce the volume of materials that must be physically mailed to stockholders by allowing the Company to post the proxy statement and any additional materials online. The notice you received regarding the Internet availability of our proxy materials (the “Notice”) provides instructions on how to access our proxy materials and cast your vote via the Internet, by telephone or by mail.
Stockholders will still receive the Notice and a form of proxy and may choose to receive a paper copy of (i) the proxy statement; (ii) the Company’s Annual Report on Form 10-K, together with any document, or the pertinent pages of any document, incorporated therein by reference, and/or (iii) the Company’s audited financial statements for the most recently completed financial year, together with the report of the auditor thereon, and any interim financial statements of the Company subsequent to the financial statements for the Company’s most recently completed financial year.
The Company will not use the procedure known as “stratification” in relation to the use of Notice-and-Access Provisions. Stratification occurs when a reporting issuer using the Notice-and-Access Provisions provides a paper copy of the proxy statement to some stockholders with this notice package. In relation to the Meeting, all stockholders will receive the required documentation under the Notice-and-Access Provisions, which will not include a paper copy of the proxy statement.
Please review the proxy statement carefully and in full prior to voting, as the proxy statement has been prepared to help you make an informed decision on the matters to be acted upon. The proxy statement and other meeting materials are available on the website of the Company’s transfer agent, Odyssey Trust Company at https://odysseytrust.com/client/ascend-wellness-holdings-inc-2023/, and under the Company’s SEDAR profile at www.sedar.com and on EDGAR at www.sec.gov. Any stockholder who wishes to receive a paper copy of the proxy statement should contact Odyssey Trust Company (Canada) at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America) or appointee@odysseytrust.com. Any requests for material received before the meeting date should be fulfilled within five business days. Stockholders may also use the toll-free number noted above to obtain additional information about the Notice-and-Access Provisions.
Stockholders who cannot attend the Meeting may vote by proxy. Instructions on how to complete and return the proxy are provided with the form of proxy and are described in the proxy statement. To be valid, proxies must be received by Odyssey Trust Company by mail at 702 — 67 Yonge Street, Toronto, ON M5E 1J8 or by fax to (800) 517-4553 (toll-free) or by email to proxy@odysseytrust.com, or by internet voting through https://login.odysseytrust.com/pxlogin, no later than 12:00 p.m. (EDT) on May 2, 2023, or if the Meeting is adjourned, no later than 11:00 a.m. on the second business day preceding the day to which the Meeting is adjourned.

We encourage you to log into the Meeting at least 15 minutes prior to the commencement of the Meeting. You may begin to log into the Virtual Platform beginning at 10:00 a.m. (EDT) on May 5, 2023. The Meeting will begin promptly at 11:00 a.m. (EDT) on May 5, 2023. If you encounter any difficulties with the Virtual Platform on the day of the Meeting, please go to https://www.lumiglobal.com/faq for frequently asked questions and click on the support button for assistance or please call Odyssey at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America). Support will be available starting at 7:00 a.m. (EDT) on May 5, 2023 and will remain available until the Meeting has finished.
The proxy statement provides additional detailed information relating to the matters to be dealt with at the Meeting and is supplemental to, and expressly made a part of, this Notice of Meeting. Additional information about the Company and its financial statements are also available under the Company’s SEDAR profile at www.sedar.com and profile on the SEC’s website at www.sec.gov.
Dated at New York, New York, USA this 24th day of March, 2023.
BY ORDER OF THE BOARD
/s/ Abner Kurtin

Executive Chairman

PROXY STATEMENT OF ASCEND WELLNESS HOLDINGS, INC.
(the “proxy statement”)
i

PROXY STATEMENT
The information contained in this proxy statement (“proxy statement”) is furnished in connection with the solicitation of proxies to be used at the annual meeting of holders (“stockholders”) of Class A common stock and Class B common stock (“shares of common stock”) of Ascend Wellness Holdings, Inc. (the “Company”) to be held by way of a live audio webcast through the Lumi/Odyssey Virtual AGM platform (the “Virtual Platform”) at https://web.lumiagm.com/#/226260758, password “ascend2023” (case-sensitive), on Friday, May 5, 2023 at 11:00 a.m. (EDT) (the “Meeting”), and at all adjournments thereof, for the purposes set forth in the accompanying Notice of Meeting.
The Company will be hosting an entirely virtual annual meeting of stockholders in 2023. We are excited to continue to provide expanded access, improved communication, and cost savings for our stockholders and the Company. We believe hosting a virtual meeting helps enable greater stockholder attendance at the annual meeting by allowing stockholders that might not otherwise be able to travel to a physical meeting to attend online and participate from any location around the world.
The Meeting will be conducted solely as a virtual-only meeting of stockholders via a live audio webcast through the Virtual Platform. Registered stockholders or duly appointed proxyholders can attend the Meeting online at https://web.lumiagm.com/#/226260758 by clicking “I have a control number” and entering your unique 12-digit control number located on your form of proxy, followed by the password “ascend2023” (case-sensitive). You will have the ability to submit questions during the Meeting via the Virtual Platform. See “Instructions for the Meeting” below. It is expected that the solicitation will be made primarily by mail on or about March 24, 2023, but proxies may also be solicited personally by directors, officers or regular employees of the Company. The solicitation of proxies by this proxy statement is being made by or on behalf of management of the Company. The total cost of the solicitation will be borne by the Company.
Except as otherwise indicated, information in this proxy statement is given as of March 24, 2023.
NOTICE-AND-ACCESS
The Company has elected to use the notice-and-access provisions under National Instrument  54-101 — Communication with Beneficial Owners of Securities of a Reporting Issuer (the “Notice-and-Access Provisions”). The Notice-and-Access Provisions are a set of rules developed by the Canadian Securities Administrators that reduce the volume of materials that must be physically mailed to stockholders by allowing the Company to post the proxy statement and any additional materials online. The notice you received regarding the Internet availability of our proxy materials (the “Notice”) provides instructions on how to access our proxy materials and cast your vote via the Internet, by telephone or by mail.
Stockholders’ access to our proxy materials via the Internet is more environmentally friendly as it will help reduce paper use and will also reduce the cost of printing and mailing the proxy materials to stockholders. Stockholders will still receive the Notice and a form of proxy and may choose to receive a paper copy of (i) the proxy statement; (ii) the Company’s Annual Report on Form 10-K, together with any document, or the pertinent pages of any document, incorporated therein by reference, and/or (iii) the Company’s audited financial statements for the most recently completed financial year, together with the report of the auditor thereon, and any interim financial statements of the Company subsequent to the financial statements for the Company’s most recently completed financial year.
Please review the proxy statement carefully and in full prior to voting, as the proxy statement has been prepared to help you make an informed decision on the matters to be acted upon. The proxy statement and other meeting materials are available on the website of the Company’s transfer agent, Odyssey Trust Company at https://odysseytrust.com/client/ascend-wellness-holdings-inc-2023/, and under the Company’s SEDAR profile at www.sedar.com and on EDGAR at www.sec.gov. Any stockholder who wishes to receive a paper copy of the proxy statement should contact Odyssey Trust Company (Canada) at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America) or appointee@odysseytrust.com. Any requests for material received before the meeting date should be fulfilled within three business days. Stockholders may also use the toll-free number noted above to obtain additional information about the Notice-and-Access Provisions.

The Company will not use the procedure known as “stratification” in relation to the use of Notice-and-Access Provisions. Stratification occurs when a reporting issuer using the Notice-and-Access Provisions provides a paper copy of the proxy statement to some stockholders with this notice package. In relation to the Meeting, all stockholders will receive the required documentation under the Notice-and-Access Provisions, which will not include a paper copy of the proxy statement.
The holders of a majority of the voting power of the stock issued and outstanding shall constitute a quorum for the transaction of business at all meetings of stockholders. In the event that a quorum is not present at the time fixed for holding the Meeting, the Meeting shall stand adjourned to such date and to the same day in the next week at the same time and place.
Registered stockholders and beneficial stockholders who have previously provided standing instructions to receive a physical copies of the proxy materials will receive by mail the Notice and Access Package, the proxy statement and the Notice of Meeting.
APPOINTMENT AND REVOCATION OF PROXIES
The persons named in the form of proxy accompanying this proxy statement are officers and/or directors of the Company (the “Nominees”). A stockholder of the Company has the right to appoint a person other than the persons specified in such form of proxy and who need not be a stockholder of the Company to attend and act for the stockholder and on the stockholder’s behalf at the Meeting. Such right may be exercised by striking out the names of the persons specified in the proxy, inserting the name of the person to be appointed in the blank space provided in the proxy, signing the proxy and returning it in the reply envelope by mail, or submitting it through the Internet, in the manner set forth in the accompanying Notice of Meeting.
Stockholders who wish to appoint a person other than the Nominees identified in the form of proxy or voting instruction form (including a non-registered stockholder who wishes to appoint themselves to attend the Meeting) must carefully follow the instructions in the attached proxy statement and on their form of proxy or voting instruction form. These instructions include the additional step of registering such proxyholder with our transfer agent, Odyssey Trust Company (“Odyssey”), after submitting the form of proxy or voting instruction form. Failure to register the proxyholder with Odyssey will result in the proxyholder not receiving a control number to participate in the Meeting and only being able to attend as a guest. Guests will be able to listen to the Meeting but will not be able to vote.
You must complete the additional step of registering the proxyholder by emailing Odyssey at appointee@odysseytrust.com by no later than 12:00 p.m. (EDT) on May 2, 2023.
A stockholder of the Company who has given a proxy may revoke it by an instrument in writing, including another completed form of proxy, executed by the stockholder or the stockholder’s attorney authorized in writing, deposited at the registered office of the Company, or at the offices of Odyssey by mail to 702 — 67 Yonge Street, Toronto, ON M5E 1J8 or by fax to (800) 517-4553 or by email to proxy@odysseytrust.com, or by internet voting through https://login.odysseytrust.com/pxlogin, up to 12:00 p.m. (EDT) on the third business day preceding the date of the Meeting, or any adjournment thereof.
VOTING OF SHARES REPRESENTED BY MANAGEMENT PROXIES
The Nominees named in the enclosed form of proxy will vote the shares of common stock in respect of which they are appointed by proxy on any ballot that may be called for in accordance with the instructions thereon. If a stockholder of the Company specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In the absence of such instructions, such shares will be voted in favor of each of the matters referred to herein.
The enclosed form of proxy confers discretionary authority upon the Nominees named therein with respect to amendments to or variations of matters identified in the Notice of Meeting and with respect to other matters, if any, which may properly come before the Meeting. At the date of this proxy statement, the management of the Company knows of no such amendments, variations, or other matters to come before the Meeting. However, if any other matters which are not now known to management should properly come before the Meeting, the proxy will be voted on such matters in accordance with the best judgement of the named proxy holder.

VOTING BY NON-REGISTERED STOCKHOLDERS
Only registered stockholders or the persons they appoint as their proxies are permitted to vote at the Meeting. However, in many cases, the shares of common stock owned by a person (a “non-registered owner”) are registered either (a) in the name of an intermediary (an “Intermediary”) that the non-registered owner deals with in respect of the common stock (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered registered savings plans, registered retirement income funds, registered education savings plans and similar plans); or (b) in the name of a clearing agency (such as The Canadian Depository for Securities Limited in Canada (“CDS”), or The Depository Trust Company in the United States) of which the Intermediary is a participant.
In accordance with applicable laws, non-registered owners who have advised their Intermediary that they do not object to the Intermediary providing their ownership information to issuers whose securities they beneficially own (“Non-Objecting Beneficial Owners,” or “NOBOs”) will receive by mail: (i) a voting information form which is not signed by the Intermediary and which, when properly completed and signed by the non-registered holder and returned to the Intermediary or its service company, will constitute voting instructions (often called a “Voting Instruction Form”); (ii) a letter from the Company with respect to the notice and access procedure; and (iii) the request for financial statements form (collectively, the “Notice and Access Package”). The proxy statement and the Notice of Meeting may be found at and downloaded from https://odysseytrust.com/client/ascend-wellness-holdings-inc-2023/.
NOBOs who have standing instructions with the Intermediary for physical copies of the proxy statement will receive by mail the Notice and Access Package, the proxy statement and the Notice of Meeting.
Intermediaries are required to forward the Notice and Access Package to non-registered owners who have advised their Intermediary that they object to the Intermediary providing their ownership information (“Objecting Beneficial Owners,” or “OBOs”) unless an OBO has waived the right to receive them. Often, Intermediaries will use service companies to forward proxy-related materials to OBOs. Management of the Company intends to pay for Intermediaries to forward the Notice and Access Package to OBOs. Generally, OBOs who have not waived the right to receive proxy-related materials will either:
(i)
be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile stamped signature), which is restricted as to the number and class of securities beneficially owned by the OBO but which is not otherwise completed. Because the Intermediary has already signed the form of proxy, this form of proxy is not required to be signed by the non-registered owner when submitting the proxy. In this case, the OBO who wishes to vote by proxy should otherwise properly complete the form of proxy and deliver it as specified; or

(ii)
be given a Voting Instruction Form which the Intermediary must follow. The OBO should properly complete and sign the Voting Instruction Form and submit it to the Intermediary or its service company in accordance with the instructions of the Intermediary or its service company.

In either case, the purpose of this procedure is to permit non-registered owners to direct the voting of the common stock they beneficially own. Should a non-registered owner who receives either form of proxy wish to vote at the Meeting if a ballot is called, the non-registered owner should strike out the persons named in the form of proxy and insert the non-registered owner’s name in the blank space provided. Non-registered owners should carefully follow the instructions of their Intermediary including those regarding when and where the form of proxy or Voting Instruction Form is to be delivered.
BROKER NON-VOTES AND ABSTENTIONS
In the United States, brokers and other intermediaries holding shares in street name for their customers are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the securities at their discretion on routine matters, but not on non-routine matters. Other than the proposal for the ratification of the appointment of Macias Gini and O’Connell LLP (“MGO”) as our auditors for the fiscal year ended December 31, 2023, all of the other matters to be voted on at the Meeting are non-routine matters and brokers may not vote the securities held in street name for their customers in relation to these items of business without direction from their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any broker non-votes will have no impact in the election of directors or any other matter to be voted on at the Meeting. For purposes of the Company’s majority voting requirements set forth in its bylaws which apply to all matters to be voted on at the Meeting, except for the vote of directors, a broker non-vote is not considered to be a vote withheld.
An “ABSTAIN” vote, which is available for Proposals 2 and 3, will have the effect of a vote “AGAINST” those proposals.
The holders of a majority of the voting power of the stock issued and outstanding shall constitute a quorum for the transaction of business at all meetings of stockholders. Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum.
VOTE REQUIRED
On Proposal 1, the election of directors, stockholders may vote “FOR” one or more of the nominees or “WITHHOLD” their vote for one or more nominees. Director candidates must be approved by a plurality of the shares present in person or by proxy at the Meeting and entitled to vote on the election of directors. A plurality means that if stockholders are electing five directors, the five director nominees receiving the highest number of votes will be elected. Stockholders do not have the right to cumulate their vote for directors.
On Proposals 2 and 3, stockholders may vote “FOR” or “AGAINST” such proposal or “ABSTAIN” from voting on such proposal. An “ABSTAIN” vote, which is available for Proposals 2 and 3, will have the effect of a vote “AGAINST” those proposals.
Except in respect of matters relating to the election of directors, or as otherwise provided in our certificate of incorporation or required by law, all matters to be voted on by our stockholders must be approved by a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the subject matter.
DISTRIBUTION OF MEETING MATERIALS TO NON-OBJECTING BENEFICIAL OWNERS
The Notice and Access Package is being sent to both registered and non-registered owners of the securities using notice and access pursuant to applicable laws. Electronic copies of the proxy statement and the Notice of Meeting may be found and downloaded from https://odysseytrust.com/client/ascend-wellness-holdings-inc-2023/. If you are a NOBO, and the Company or its agent has sent the Notice and Access Package directly to you, your name, address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.
The Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering the Notice and Access Package to you, and (ii) executing your proper voting instructions. Please return your voting instructions as specified in the request for voting instructions.
VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES
The authorized capital of the Company consists of 750,000,000 shares of Class A common stock, $0.001 par value per share (“Class A Common Shares”), 100,000 shares of Class B common stock, $0.001 par value per share (“Class B Common Shares”), and 10,000,000 shares of preferred stock, $0.001 par value per share. As of March 15, 2023, the Company had issued and outstanding 188,767,831 Class A Common Shares, 65,000 Class B Common Shares, and no preferred shares.
The Company will make a list of all persons who are registered holders of Class A Common Shares and Class B Common Shares as of the close of business on March 15, 2023 (the “Record Date”) and the number of Common Shares registered in the name of each person on that date. Each stockholder as of the Record Date is entitled to one vote for each Class A Common Share registered in his, her or its name as it appears on the list on all matters which come before the Meeting. Each stockholder as of the Record Date is entitled to 1,000 votes for each Class B Common Share registered in his, her or its name as it appears on the list on all matters which come before the Meeting. The Class B Common Shares are convertible into Class A Common Shares on a one-for-one basis at any time at the option of the holders thereof and automatically in certain other circumstances. The Class A Common Shares may be considered “restricted securities” within the meaning of such term under applicable Canadian securities laws, given the different voting rights attached to the Class A Common Shares relative to the Class B Common Shares. As of the date hereof, the outstanding Class A Common Shares represent 74% and the Class B Common Shares represent 26%, in each case, of the aggregate voting rights attached to the outstanding shares of common stock of the Company. The Class A Common Shares and the Class B Common Shares are substantially identical with the exception of the multiple voting and conversion rights attached to the Class B Common Shares.
To the knowledge of the directors and Named Executive Officers (as defined herein) of the Company, as of March 15, 2023, except for AGP Partners, LLC and Abner Kurtin, as set out forth in our beneficial ownership table below, no person beneficially owns or exercises control or direction over securities carrying more than 10% of the voting rights attached to any class of outstanding voting securities of the Company entitled to be voted at the Meeting. See “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” below.
INSTRUCTIONS FOR THE MEETING
This year, the Meeting will be in a completely virtual format. There will be no physical Meeting location. The Meeting will be conducted by way of a live audio webcast through the Virtual Platform.
Instructions on Voting at the Meeting
Registered stockholders and duly appointed proxyholders will be able to attend the Meeting and vote in real time, provided they are connected to the internet and follow the instructions in this proxy statement. Non-registered stockholders who have not duly appointed themselves as proxyholder will be able to attend the Meeting as guests but will not be able to vote at the Meeting.
Stockholders who wish to appoint a person other than the Nominees identified in the form of proxy or voting instruction form (including a non-registered stockholder who wishes to appoint themselves to attend the Meeting) must carefully follow the instructions in this proxy statement and on their form of proxy or voting instruction form. These instructions include the additional step of registering such proxyholder with our transfer agent, Odyssey, after submitting the form of proxy or voting instruction form. Failure to register the proxyholder with Odyssey will result in the proxyholder not receiving a control number to participate in the Meeting and only being able to attend as a guest. Guests will be able to listen to the Meeting but will not be able to vote.
We encourage you to log into the Meeting at least 15 minutes prior to the commencement of the Meeting. You may begin to log into the Meeting Virtual Platform beginning at 10:00 a.m. (EDT) on May 5, 2023. The Meeting will begin promptly at 11:00 a.m. (EDT) on May 5, 2023.
How to Vote
You have two ways to vote your shares:
•
by submitting your form of proxy or other voting instruction form as per instructions indicated; or

•
during the Meeting by online voting, when called for, through the Virtual Platform.

Registered stockholders and duly appointed proxyholders (including non-registered stockholders who have duly appointed themselves as proxyholder) that attend the Meeting online will be able to vote online, when called for, during the Meeting through the Virtual Platform.
Guests (including non-registered stockholders who have not duly appointed themselves as proxyholder) can log into the Meeting as set out below. Guests will be able to listen to the Meeting but will not be able to vote during the Meeting.
To Access and Vote at the Meeting:
•
Step 1: Log into the Virtual Platform online at https://web.lumiagm.com/#/226260758

•
Step 2: Follow these instructions:

Registered stockholders:   Click “I have a control number” and then enter your unique 12-digit control number and password “ascend2023” (case-sensitive). The 12-digit number located on the form of proxy received from Odyssey is your control number. If you use your control number to log into the Meeting, any vote you cast at the Meeting will revoke any proxy you previously submitted. If you do not wish to revoke a previously submitted proxy, you should not vote during the Meeting.
Duly appointed proxyholders:   Click “I have a control number” and then enter your unique 12-digit control number and the password “ascend2023” (case sensitive). Proxyholders who have been duly appointed and registered with Odyssey as described in this proxy statement will receive a control number by email from Odyssey after the proxy voting deadline has passed.
Guests:   Click “Guest” and then complete the online form.
It is your responsibility to ensure internet connectivity for the duration of the Meeting and you should allow ample time to log into the Virtual Platform before the Meeting begins.
Non-Registered Stockholders/Appointees Obtaining a Control Number to Vote During the Meeting
You must complete the additional step of registering the proxyholder by emailing appointee@odysseytrust.com to register their appointment no later than 12:00 p.m. (EDT) on May 2, 2023. Failing to register your proxyholder online will result in the proxyholder not receiving a control number, which is required to vote at the Meeting.
Non-registered stockholders who have not duly appointed themselves as proxyholder will not be able to vote at the Meeting but will be able to participate as a guest.
Submission of Questions
You may submit questions during the Meeting if in receipt of a Control Number. Once logged into the Virtual Platform at https://web.lumiagm.com/#/226260758, you may type and submit any questions you have where indicated.
Questions pertinent to Meeting matters will be answered during the Meeting, subject to time constraints and at management’s discretion. Questions regarding personal matters or questions that are not pertinent to Meeting matters will not be answered.
If you encounter any difficulties with the Virtual Platform on the day of the Meeting, please go to https://www.lumiglobal.com/faq for frequently asked questions and click on the support button for assistance or please call Odyssey at (888) 290-1175 (within North America) or (587) 885-0960 (outside of North America). Support will be available starting at 7:00 a.m. (EDT) on May 5, 2023 and will remain available until the Meeting has finished.
INTEREST OF CERTAIN PERSONS OR COMPANIES IN MATTERS TO BE ACTED UPON
To the knowledge of the directors and executive officers of the Company and except as set out herein, no director or executive officer of the Company, any proposed nominee for election as director of the Company, or any associate or affiliate of any of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting, other than the election of directors.
NON-GAAP MEASURES
This proxy statement makes reference to certain non-GAAP measures, including Adjusted EBITDA, which measures are not recognized measures under United States generally accepted accounting principles (“GAAP”), do not have a standardized meaning prescribed by GAAP and therefore may not be comparable to similar measures presented by other issuers however, the Company believes that these measures are useful to assist readers in evaluating the performance of the Company.

Management calculates Adjusted EBITDA as the reported net loss, adjusted to exclude: income tax expense; other (income) expense; interest expense; depreciation and amortization; depreciation and amortization included in cost of goods sold; non-cash inventory adjustments; equity-based compensation; equity-based compensation included in cost of goods sold; start-up costs; transaction-related and other non-recurring expenses; litigation settlement; and loss on sale of assets. Accordingly, management believes that Adjusted EBITDA provides meaningful and useful financial information, as this measure demonstrates the operating performance of the business. Non-GAAP financial measures may be considered in addition to the results prepared in accordance with GAAP, but they should not be considered a substitute for, or superior to, GAAP results.
For more information regarding the non-GAAP measures used by the Company, see the Company’s Annual Report to Stockholders on Form 10-K for the year ended December 31, 2022.
OVERVIEW OF MATTERS TO BE ACTED UPON AT THE MEETING
Our Board unanimously recommends that you vote “FOR” each of the matters referred to herein.
Proposal 1 — Election of Directors
The board of directors of the Company (the “Board”) may consist of such number of members as the Board shall designate from time to time. Directors are elected on an annual basis and serve until their successors are duly elected and qualified. The Board is currently composed of five directors, and the Board is proposing that the following five directors be elected at the Meeting: Abner Kurtin, Francis Perullo, Daniel Neville, Scott Swid, and Josh Gold.
The Company has adopted an advance notice requirement in its bylaws for nominations of directors by stockholders. Among other things, the advance notice requirement fixes a deadline by which stockholders must submit to the Company a notice of director nominations prior to any annual or special meeting of stockholders at which directors are to be elected and sets forth the information that a stockholder must include in the notice for it to be valid. As of the date hereof, the Company has not received notice of any director nominations in connection with the Meeting. As the date to receive notice for a director nomination has passed, no director nominations may be made other than those set out in this proxy statement.
Our stockholders do not have the ability to cumulate votes for the election of directors. Director candidates must be approved by a plurality of the shares present in person or by proxy at the Meeting and entitled to vote on the election of directors. A plurality means that if stockholders are electing five directors, the five director nominees receiving the highest number of votes will be elected. Stockholders do not have the right to cumulate their vote for directors. Except in respect of matters relating to the election of directors, or as otherwise provided in our certificate of incorporation or required by law, all matters to be voted on by our stockholders must be approved by a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the subject matter.
The following table provides the names of and information for the nominees for election as directors of the Company (the “Nominees”). The persons named in the enclosed form of proxy intend to vote “FOR” the election of each of the Nominees. The Board does not contemplate that any of the Nominees will be unable to serve as a director. All directors so elected will hold office until the next annual meeting of stockholders or until their successors are elected or appointed, unless their office is vacated earlier in accordance with the bylaws of the Company or the provisions of the Delaware General Corporation Law. Unless otherwise indicated, the address of each director in the table set forth below is: care of Ascend Wellness Holdings, Inc., 1411 Broadway, 16th Floor, New York, NY 10018.

The following table sets out, as of March 15, 2023, the name of each current director, each proposed by the Board to be nominated for re-election as a director of the Company at the Meeting, their respective positions and the period during which they have served as a director of the Company.
Name	Position(s)	Director Since	Age
Abner Kurtin	Director, Executive Chair	2021	56
Francis Perullo	Director, President and Interim Co-Chief Executive Officer	2021	46
Daniel Neville	Director, Chief Financial Officer and Interim Co-Chief Executive Officer	2022	36
Scott Swid	Director, Corporate Governance and Compensation Committee Chair	2021	55
Josh Gold	Director, Audit Committee Chair	2022	52
Director Biographies
The biographies of the proposed nominees for the Board are set out below:
Abner Kurtin
Mr. Kurtin has served on our board since May 2018 and transitioned from Chair of our board to Executive Chairman in September 2022. Prior to September 2022, Mr. Kurtin served as Chief Executive Officer since our founding in 2018 and as our President from May 2018 to February 2022. Prior to founding our company, Mr. Kurtin founded K Capital Partners, a multibillion-dollar hedge fund, in 2000 and served with the company through April 2009, and was managing member of Ca2 Group, a high-end real estate development firm in Massachusetts, from January 2010 to January 2018. He started his career at The Baupost Group as a Managing Director. He previously served as a member of the President’s Council of Massachusetts General Hospital and Chairman of the Hill House. Mr. Kurtin holds an undergraduate degree from Tufts University and a M.B.A. from Harvard University. Mr. Kurtin is qualified to serve as a director due to his in-depth knowledge of the cannabis industry and our Company.
Francis Perullo
Mr. Perullo is the co-founder of our Company. He currently serves as President (since February 2022) and Interim Co-Chief Executive Officer (since September 2022), and a member of our board since May 2018. In 2015, prior to co-founding our Company, Mr. Perullo founded the Novus Group, a consulting firm that advises government and commercial clients, and he currently serves as principal. Prior to founding the Novus Group, Mr. Perullo founded and served as president of Sage Systems, one of the leading providers of web-based campaign management software, from 2002 to 2015. Mr. Perullo’s successful entrepreneurial career and deep knowledge of the cannabis industry and our Company make him qualified to as a director.
Daniel Neville
Daniel Neville currently serves as Interim Co-Chief Executive Officer (since September 2022), Chief Financial Officer (since August 2020) and a member of our board (since November 2022). Mr. Neville joined the Company as SVP of Finance in March 2019, and in August 2020, he was promoted to Chief Financial Officer. Before joining the Company, Mr. Neville worked at SLS Capital, a special situations hedge fund based in New York. He served as a Managing Director from January 2015 to March 2019 and as an Analyst from April 2010 to January 2015. Previously, he worked as an investment banker at Credit Suisse in the Technology Group, where he worked on mergers & acquisitions and initial public offerings. Mr. Neville earned his Bachelor of Science in Economics from Duke University. Mr. Neville is qualified to serve as a director due to his experience in the financial services industry and his knowledge and experience in the cannabis industry.
Scott Swid
Mr. Swid has served on our board since September 2018. Mr. Swid is the General Partner and managing owner of Venturi Grand Prix. He is the general partner and Managing Member of SLS Management (“SLS”).

Prior to starting SLS in 1999, Mr. Swid was a senior portfolio manager at Kingdon Capital Management Company and an analyst at Perry Capital. Scott is a member of the Advisory Council for Stanford University’s Freeman Spogli Institute for International Studies and Chairman of the Board of Directors at the Henry Street Settlement. Mr. Swid is also a member of the Council on Foreign Relations. Mr. Swid received a MBA from Harvard Business School and a BA in History from Stanford University. Mr. Swid is qualified to serve as a director due to his experience in the financial services industry and his knowledge and experience in the cannabis industry.
Josh Gold
Mr. Gold was appointed to our Board in November 2022. Mr. Gold serves as a general partner of Inverness LLC and Blue Flag Partners LLC in Boston, MA. Mr. Gold was the co-founder and Chief Operating Officer of Three Bays Capital in Boston, MA. Previously, he was a Managing Director at Jefferies & Co., where he served as Head of Client Relationship Management and member of the Equity Operating Committee. Prior to Jefferies & Co., Mr. Gold served in various roles at Goldman Sachs & Co., Donaldson Lufkin & Jenrette, DeMatteo Monness LLC and Bear Stearns & Co. He recently served on the board of Urbn Leaf in San Diego, CA. Mr. Gold has served on the Board of Directors and Executive Committee of the Managed Funds Association (MFA) in Washington D.C. He also served on the Investment and Finance Committees at The Rivers School in Weston, MA. Mr. Gold is the Co-Chairman of the Board of Directors of Team IMPACT and the Co-Founder of the Boston Investment Conference. He received a B.A. in Government & Law from Lafayette College in Easton, PA.
Director Independence
For purposes of this proxy statement, the independence of our directors is determined under the corporate governance rules of the New York Stock Exchange (the “NYSE”). While we are not listed on the NYSE, we believe NYSE rules represent corporate governance best practices and we believe our Board should follow best practices. The independence rules of the NYSE include a series of objective tests, including that an “independent” person will not be employed by us and will not be engaged in various types of business dealings with us. In addition, the Board is required to make a subjective determination as to each person that no material relationship exists with us either directly or as a partner, stockholder or officer of an organization that has a relationship with us. It has been determined that two of our five directors are independent persons under the independence rules of the NYSE: Scott Swid and Josh Gold.
Cease Trade Orders, Bankruptcies, Penalties or Sanctions
To the knowledge of the Company, no director nominee set forth in this proxy statement:
(a)   is, as of the date hereof, or has been, within 10 years before the date of this proxy statement, chief executive officer or chief financial officer of any company (including the Company) that, (i) was subject to an order that was issued while the proposed director was acting in the capacity as director, chief executive officer or chief financial officer; or (ii) was subject to an order that was issued after the proposed director ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while that person was acting in the capacity as director, chief executive officer or chief financial officer;
(b)   is, as of the date hereof, or has been, within 10 years before the date of this proxy statement, a director or executive officer of any company (including the Company) that, while that person was acting in that capacity, or within a year of that person ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets; or
(c)   has, within the 10 years before the date of this proxy statement, become bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or become subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of the proposed director, state the fact.

Board Leadership Structure
The Company has separate Executive Chairman and Interim Co-Chief Executive Officers. The Company believes that its leadership structure is optimal for the Company at this time. This structure allows the Interim Co-Chief Executive Officers to focus on managing the Company’s businesses while the Executive Chairman oversees the functioning of the Board. The Executive Chairman and Interim Co-Chief Executive Officers work closely together on Board matters.
Our Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when an interested director is Executive Chairman of the Board, but we will take steps to ensure that adequate structures and processes are in place to permit our Board to function independently of management. The directors are able to request at any time a meeting restricted to independent directors for the purposes of discussing matters independently of management and are encouraged to do so should they feel that such a meeting is required.
The Board held a total of thirteen meetings during the year ended December 31, 2022. The following table shows the number of Board meetings each director attended during that period.
Name	Number of Board Meetings Held While a Director in 2022	Number of Board Meetings Attended in 2022
Abner Kurtin	13	10
Francis Perullo	13	12
Daniel Neville	0	5 (as observer)
Scott Swid	4	13
Josh Gold	0	1 (as observer)
During 2022, each director attended 100% of the total number of meetings of the Board (held during the period for which he or she was a director) and 100% of the total number of meetings held by all committees of the Board on which he or she served (during the periods he or she served).
Board members are not required, but are expected to make every effort, to attend the Annual Meeting of stockholders. Each of the directors serving at the time virtually attended the 2022 Annual Meeting of stockholders.
Contact with the Board of Directors
Stockholders may send communications to the entire Board, to a particular committee, or to an individual director. The mailing address is Ascend Wellness Holdings, Inc., 1411 Broadway, 16th Floor, New York, NY 10018, attention: Investor Relations. The letter should state that the sender is a current stockholder.
Board Role in Risk Oversight
The Board is primarily responsible for overseeing our risk management processes. The Board receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding the Company’s assessment of risks. The Board focuses on the most significant risks facing our Company and our Company’s general risk management strategy. While the Board oversees the Company, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.
Board Committees
Our Board has established (i) an audit committee (the “Audit Committee”) and (ii) a compensation and corporate governance committee (the “Compensation and Corporate Governance Committee”). The Board has adopted written charters for each of these committees which can be found in the “Investors” section of the Company’s website at https://awholdings.com. A brief description of each committee is set out below.

Audit Committee
The Audit Committee assists our Board in fulfilling its responsibilities for oversight of financial, audit and accounting matters. The Audit Committee reviews the financial reports and other financial information that we provide to regulatory authorities and our stockholders, as well as reviews our system of internal controls regarding finance and accounting, including auditing, accounting and financial reporting processes.
The members of the Audit Committee are:
Name of Member	Independent(1)	Financially Literate(2)	Audit Committee Financial Expert(3)
Scott Swid	Yes	Yes	Yes
Josh Gold (Chair)	Yes	Yes	Yes

Notes:
(1)
A member of the Audit Committee is independent if he or she has no direct or indirect ‘material relationship’ with us. A material relationship is a relationship which could, in the view of our Board, reasonably interfere with the exercise of a member’s independent judgment. Any of our executive officers, such as the President or Secretary, are deemed to have a material relationship with us.

(2)
A member of the Audit Committee is financially literate if he or she has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can reasonably be expected to be raised by our financial statements.

(3)
A member of the Audit Committee is an audit committee financial expert if he or she meets the SEC definition of “audit committee financial expert.”

Each member of the Audit Committee has experience relevant to his or her responsibilities as an Audit Committee member. See “Director and Executive Officer Biographies” for a description of the education and experience of each Audit Committee member.
Our audit committee operates under a written charter that satisfies applicable securities rules and regulations and the listing standards of the Canadian Securities Exchange (the “CSE”). The Audit Committee’s principal duties and responsibilities include assisting the Board in discharging the oversight of: (i) our internal audit function; (ii) the integrity of our consolidated financial statements and accounting and financial processes and the audits of our consolidated financial statements; (iii) compliance with legal and regulatory requirements; (iv) external auditors’ qualifications and independence; (v) the work and performance of financial management and external auditors; and (vi) system of disclosure controls and procedures and system of internal controls regarding finance, accounting, legal compliance and risk management established by management and the Board. The Audit Committee has access to all books, records, facilities and personnel and may request any information about us as it may deem appropriate. It also has the authority to retain and compensate special legal, accounting, financial and other consultants or advisors to advise the Audit Committee.
Principal Accountant Fees and Services
On September 28, 2021, we notified Marcum LLP (“Marcum”) that it was being dismissed as our independent registered public accounting firm effective September 28, 2021. The decision to dismiss Marcum as the Company’s independent registered public accounting firm was recommended by the Audit Committee and approved by the Board.
During the period from January 1, 2021 through September 28, 2021, there were no (i) disagreements, within the meaning of Item 304(a)(1)(iv) of Regulation S-K (“Regulation S-K”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions thereto, with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to the subject matter of the disagreements in connection with its reports; or (ii) “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto, except certain material weaknesses in the Company’s internal control over financial reporting, as discussed in the Form 10-Q for the quarterly periods ended March 31, 2021 and June 30, 2021.

On September 28, 2021, the Board approved, on the recommendation by the Audit Committee, the appointment of MGO as our new independent registered public accounting firm for the fiscal year ending December 31, 2021, effective immediately. During the period from January 1, 2021 through September 28, 2021, neither the Company nor anyone acting on our behalf consulted with MGO with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our consolidated financial statements, and MGO did not provide either a written report or oral advice to us that MGO concluded was an important factor considered by us in reaching a decision as to any accounting, auditing, or financial reporting issue, or (ii) (a) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or (b) a “reportable event” as described in Item 304(a)(1)(v) of Regulation S-K.
Aggregate fees billed by our independent auditors, MGO, for the years ended December 31, 2022 and 2021 are detailed in the table below.
Year Ended	Audit Fees(1)	Audit-Related Fees	Tax Fees(2)	All Other Fees
December 31, 2022	$550,000	$5,000	$311,580	$—
December 31, 2021	$375,000	$—	$160,300	$—

Notes:
(1)
“Audit Fees” are the aggregate fees billed by MGO in auditing the Company’s annual financial statements for the years ended 2022 and 2021.

(2)
“Tax Fees” are fees for professional services rendered by MGO for tax compliance and planning.

Policy on Pre-Approval by our Audit Committee of Services Performed by Independent Auditors
Pursuant to the Audit Committee Charter, the Audit Committee has the responsibility to review and approve the fees charged by the external auditors for audit services, and to review and approve all services other than audit services to be provided by the external auditors, and associated fees. All engagements and fees for the fiscal year ended December 31, 2022 were pre-approved by the Audit Committee.
Compensation and Corporate Governance Committee
Our Compensation and Corporate Governance Committee consists of Scott Swid and Josh Gold. Scott Swid serves as the chair of our compensation and corporate governance committee. Scott Swid and Josh Gold meet the requirements of a “non-employee director” pursuant to Rule 16b-3 under the Exchange Act.
Our Compensation and Corporate Governance Committee is, among other things, be responsible for:
•
reviewing and approving the goals and objectives relating to the compensation of our executive officers, including any long-term incentive components of our compensation programs;

•
evaluating the performance of our executive officers in light of the goals and objectives of our compensation programs and determining each executive officer’s compensation based on such evaluation;

•
reviewing and approving, subject, if applicable, to stockholder approval, our compensation programs;

•
reviewing the operation and efficacy of our executive compensation programs in light of their goals and objectives;

•
reviewing and assessing risks arising from our compensation programs;

•
reviewing and recommending to the Board the appropriate structure and amount of compensation for our directors;

•
reviewing and approving, subject, if applicable, to stockholder approval, material changes in our employee benefit plans;

•
establishing and periodically reviewing policies for the administration of our equity compensation plans;

•
identifying, evaluating and recommending qualified nominees to serve on our Board;

•
considering and making recommendations to our Board regarding the composition and chairmanship of the committees of our Board;

•
developing and making recommendations to our Board regarding corporate governance guidelines and matters and periodically reviewing such guidelines and recommending any changes; and

•
overseeing annual evaluations of our Board’s performance, including committees of our Board and management.

Compensation Committee Interlocks and Insider Participation
Abner Kurtin, our Executive Chair, served as a member of the Compensation and Corporate Governance Committee during the fiscal year ended December 31, 2022. There were no compensation committee “interlocks” during the year ended December 31, 2022 or to date in 2023, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, which had an executive officer serving as a director or member of the Company’s Compensation and Corporate Governance Committee.
Consideration of Director Nominees
We seek directors with the highest standards of ethics and integrity, sound business judgment, and the willingness to make a strong commitment to the Company and its success. The Compensation and Corporate Governance Committee works with the Board on an annual basis to determine the appropriate and desirable mix of characteristics, skills, expertise, and experience for the full Board and each Board committee, taking into account both existing directors and all nominees for election as directors, as well as any diversity considerations and the membership criteria applied by the Compensation and Corporate Governance Committee. The Compensation and Corporate Governance Committee and the Board, which do not have a formal diversity policy, consider diversity in a broad sense when evaluating Board composition and nominations; and they seek to include directors with a diversity of experience, professions, viewpoints, skills, and backgrounds that will enable them to make significant contributions to the Board and the Company, both as individuals and as part of a group of directors. The Board evaluates each individual in the context of the full Board, with the objective of recommending a group that can best contribute to the success of the business and represent stockholder interests through the exercise of sound judgment. In determining whether to recommend a director for re-election, the Compensation and Corporate Governance Committee also considers the director’s attendance at meetings and participation in and contributions to the activities of the Board and its committees.
The Compensation and Corporate Governance Committee does not have a formal policy that addresses director candidates recommended by stockholders because the Board believes that its current director solicitation processes and stockholder engagement are sufficient to incorporate stockholder involvement without a formal policy. Additionally, the Compensation and Corporate Governance Committee will consider director candidates recommended by stockholders, and its process and criteria for considering such recommendations are no different than its process and criteria for screening and evaluating candidates suggested by directors, management of the Company, or third parties.
Code of Business Conduct and Ethics
Our Board has adopted a code of business conduct and ethics that applies to all of our employees, officers and directors, including our Co-Chief Executive Officers, Chief Financial Officer and other executive and senior officers. The full text of our code of business conduct and ethics is posted on the investor relations page on our website. We intend to disclose any amendments to our code of business conduct and ethics, or waivers of its requirements, on our website or in filings under the Exchange Act.
Trading Restrictions
All of our executives, directors and certain other employees are subject to our insider trading policy, which prohibits trading in our securities while in possession of material undisclosed information about us.

Under this policy, such individuals are also prohibited from entering into hedging transactions involving our securities, such as short sales, puts and calls.
Family and Certain Other Relationships
There are no family relationships among the members of the Board or the members of senior management of the Company. There are no arrangements or understandings with major stockholders, customers, suppliers or others, pursuant to which any member of the Board or member of senior management was selected.
Proposal 2 — Ratification of Independent Registered Public Accounting Firm
The Audit Committee has appointed MGO as the independent registered public accounting firm of the Company, with MGO to hold that position until the close of the next annual meeting of the Company or until a successor is appointed. Stockholder ratification of the appointment of MGO as the Company’s independent registered public accounting firm is not required by our bylaws or otherwise. However, the Board is submitting the appointment of MGO to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the appointment, the Audit Committee will reconsider whether or not to retain that firm, but it retains sole responsibility for appointing and terminating the independent registered public accounting firm.
The persons named in the form of proxy accompanying this proxy statement intend to vote “FOR” the ratification of the appointment of MGO as the independent registered public accounting firm of the Company for the ensuing year or until their successors are appointed, unless the stockholder has specified in the form of proxy that the shares of common stock represented by such proxy are to be withheld from voting in respect thereof. The Company expects that a representative of MGO will be present at the Meeting to answer questions and make a statement if they desire to do so.
Proposal 3 — Approval of an Amendment to the Company’s 2021 Stock Incentive Plan
At the Meeting, stockholders will be asked to approve an ordinary resolution ratifying, confirming and approving an amendment (the “Amendment”) to the Company’s 2021 stock incentive plan (the “2021 Incentive Plan”). A copy of the Amendment is attached hereto as Appendix A.
On March 9, 2023, the Board unanimously approved, subject to stockholder approval, the Amendment to the 2021 Incentive Plan to increase the maximum number of Class A Common Shares available for issuance under the 2021 Incentive Plan to an amount not to exceed 10% of the total number of issued and outstanding Class A Common Shares, on a non-diluted basis, as constituted on the grant date of an Award.
As of March 1, 2023, the number of Class A Common Shares available for issuance under the 2021 Incentive Plan was approximately 3.76 million. As of March 1, 2023, there were 1.93 million outstanding options and 8.47 million unvested RSUs under the 2021 Incentive Plan. As of March 15, 2023, the closing price of a Class A Common Share on the OTCQX Best Market (the “OTCQX”) was US$1.15/share and the closing price of a Class A Common Share on the CSE was US$1.14/share.
The purpose of the 2021 Incentive Plan, as amended (the “Amended 2021 Incentive Plan”), is to promote the interests of the Company and its Stockholders by aiding the Company in attracting and retaining employees, officers, consultants, advisors, independent contractors and non-employee directors capable of assuring the future success of the Company, to offer such persons incentives to put forth maximum efforts for the success of the Company’s business and to compensate such persons through stock-based awards and provide them with opportunities for stock ownership in the Company, thereby aligning the interests of such persons with the Stockholders.
The Amended 2021 Incentive Plan authorizes the Board or committee or subcommittee of the Board appointed from time to time by the Board to administer the Amended 2021 Incentive Plan (the “Administrator”) to provide equity-based compensation in the form of stock options, including tax-qualified Incentive Stock Options (“ISOs”), stock appreciation rights (“SARs”), restricted stock, restricted stock units (“RSUs”) or Dividend Equivalents (collectively, “Awards”).

Amended 2021 Incentive Plan Highlights and Certain Important Provisions
•
Overall Share Limit.   The total number of Shares reserved under the Amended 2021 Incentive Plan shall not exceed 10% of the total number of issued and outstanding Class A Common Shares, on a non-diluted basis, as constituted on the grant date of such Award.

•
No Repricing of “Underwater” Options or SARs.   The Company will not reprice any previously granted Award for which the fair market value (being the closing price of the Class A Common Shares, as reported on the Canadian Stock Exchange or the average of the closing “bid” and “asked” prices quoted by the OTCQX (the “Fair Market Value”) is less than the exercise price without stockholder approval other than as a result of certain customary capitalization adjustments.

•
No Discount.   All options must have an exercise price equal to or greater than the Fair Market Value of the underlying the Class A Common Shares on the date of grant, except that that the Compensation and Corporate Governance Committee may designate a purchase price below Fair Market Value on the date of grant if the option is granted in substitution for a stock option previously granted by an entity that is acquired by or merged with the Company.

•
Change in Control.   Customary “Change in Control” provisions are triggered by the consummation of certain transactions, and not their approvals by the Board or the stockholders.

New Plan Benefits
	RSU Grants		Option Grants
Name and Position	Dollar Value ($)(1)	Number of RSUs (#)	Dollar Value ($)(1)	Number of Options (#)
Abner Kurtin, Executive Officer Chairman	625,000	484,496	625,000	484,496
Francis Perullo, President, Chief Strategy Officer, and Interim Co-CEO	375,000	290,698	375,000	290,698
Daniel Neville, Chief Financial Officer and Treasurer and Interim Co-CEO	250,000	193,798	250,000	193,798
All executive officers as a group	1,712,500	1,489,131	1,712,500	1,489,131
Non-executive director group	300,000	232,558	0	0
Non-executive officer employee group	0	0	0	0

Notes:
(1)
Dollar value is calculated based on a price of $1.29 per Class A Common Share, representing the 10-day volume weighted average price (“VWAP”) of the Company’s Class A Common Share price quoted on the OTCQX as of January 28, 2023. The actual dollar value of the grants will be based on the 10-day VWAP based on the grant date following the stockholders’ approval of the Amendment.

Summary of the 2021 Incentive Plan, as Proposed to be Amended
The following brief summary of the 2021 Incentive Plan, as proposed to be amended in accordance with the Amendments, is not intended to be exhaustive and is qualified in its entirety by the terms of the Amended 2021 Incentive Plan, a copy of which is attached to this proxy statement as Appendix A.
Eligibility
Eligibility under the Amended 2021 Incentive Plan is limited to employees, officers, non-employee directors, consultants, independent contractors or advisors providing services to the Company or any entity controlled by the Company (an “Affiliate”), or any person to whom an offer of employment or engagement with the Company or any Affiliate is extended.
As of March 15, 2023, there were approximately 2,000 employees, three executive officers, two non-employee directors, and no consultants which would be eligible to participate under the 2021 Incentive Plan. The Administrator, in its sole discretion, will determine which eligible persons will receive Awards under the 2021 Incentive Plan.

Shares Available for Awards
Subject to customary capitalization adjustments, the aggregate number of Class A Common Shares that may be issued under all Awards under the 2021 Incentive Plan shall not exceed 10% of the total number of issued and outstanding Class A Common Shares, on a non-diluted basis, as constituted on the grant date of an Award.
In the event that any dividend (other than a regular cash dividend) or other distribution (whether in the form of cash, shares of common stock, other securities or property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of common stock or other securities of the Company, issuance of warrants or other rights to purchase shares of common stock or other securities of the Company or other similar corporate transaction or event affects the shares of common stock such that an adjustment is necessary in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Amended 2021 Incentive Plan, then the Administrator shall, in accordance with applicable law and in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, and (ii) the number and type of shares of common stock (or other securities or other property) subject to outstanding Awards, (iii) the purchase price or exercise price with respect to any Award, and (iv) the limitation that, if, and so long as, the Company is listed on the CSE, the aggregate number of shares of common stock issued or issuable to persons providing Investor Relations Activities (as defined in CSE policies) as compensation within a one-year period, shall not exceed 1% of the total number of shares of common stock then outstanding; provided, however, that the number of shares of common stock covered by any Award or to which such Award relates shall always be a whole number. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive.
Types of Awards
Options
The Amended 2021 Incentive Plan authorizes awards of options to purchase Class A Common Shares. Subject to the limitations of the Amended 2021 Incentive Plan, the Administrator may grant options for such number of Class A Common Shares and having such terms as the Administrator designates.
Options shall vest and be exercisable in the timeframe determined by the Administrator, which shall be set forth in the applicable option award agreement. The Administrator fixes the term of each option when granted, but such term may not be greater than 10 years from the date of grant (subject to limited extensions for non-U.S. taxpayers whose options would otherwise expire during a blackout period). The exercise price of options is established by the Administrator and shall not be less than 100% of the Fair Market Value of a Share on the date of grant, except in limited circumstances. Payment for the exercise price may be made in cash or its equivalent, payment in unrestricted Shares already owned by the participant or, to the extent permitted under the relevant option award agreement, payment through (i) the sale by a broker acceptable to the Company on behalf of the participant of a portion of the Class A Common Shares subject to the option, or (ii) the withholding of Shares that would otherwise be issuable in connection with the exercise of the options.
Incentive Stock Options
The Amended 2021 Incentive Plan authorizes awards of ISOs. In addition to being subject to the Amended 2021 Incentive Plan’s general 10% rolling limit on awards, the maximum number of Class A Common Shares available for grants of ISOs is also limited to 10% of issued and outstanding shares as of May 5, 2023 (the “fixed limit”). If any shares covered by ISO are not purchased or are forfeited or are reacquired by the Company, or if an ISO otherwise terminates or is cancelled without delivery of any shares, then the number of shares counted against the aggregate number of shares available under the fixed limit, to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting ISOs.
In addition to the terms and conditions related to awards of options, awards of ISOs have the following conditions: (i) to the extent that the aggregate Fair Market Value (determined at the time of grant) of the shares of common stock with respect to which ISOs are exercisable for the first time by a participant during any calendar year exceeds $100,000, the ISOs or portions thereof that exceed such limit (according to the order in which they were granted) will be treated as a non-qualified stock option; (ii) ISOs must be granted before June 29, 2031; (iii) ISOs granted to a participant who, at the time such ISO is granted, owns (within the meaning of Section 422 of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, shall expire and no longer be exercisable no later than 5 years from the date of grant; (iv) ISOs granted to a participant who, at the time such ISO is granted, owns (within the meaning of Section 422 of the Internal Revenue Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, shall have an exercise price per share not less than 110% of the Fair Market Value of a Share on the date of grant of the ISO; (v) an ISO may be exercised during a participant’s lifetime only by the participant; and (vi) an ISO may not be transferred, assigned, or pledged by a participant except by will or the laws of descent and distribution.
Stock Appreciation Rights
The Amended 2021 Incentive Plan authorizes awards of SARs, which confer to the holder a right to receive the excess of (i) the Fair Market Value of one Class A Common Share on the date of exercise over (ii) the grant price of the SAR as specified in the relevant award agreement, which price shall not be less than 100% of the Fair Market Value of one Share on the date of grant of the SAR. The terms and conditions of a SAR will be set forth in an applicable award agreement, as determined by the Administrator. The Administrator fixes the term of each SAR when granted, but such term may not be greater than 10 years from the date of grant.
Restricted Stock and Restricted Stock Unis
The Amended 2021 Incentive Plan authorizes awards of restricted stock and RSUs, which will confer to the holder Class A Common Shares or a right to receive Class A Common Shares subject to such restrictions as the Administrator may impose in an award agreement.
Restricted stock shall be issued at the time such Awards are granted and will be held by the Company or a nominee until they are no longer subject to restrictions. In the case of RSUs, no Class A Common Shares shall be issued at the time such Awards are granted. Upon the lapse or waiver of restrictions and the restricted period relating to RSUs evidencing the right to receive Shares, such Shares shall be issued and delivered to the holder of such RSUs.
Except as otherwise determined by the Administrator or as provided in an Award Agreement, upon a recipient’s termination of employment or service or resignation or removal as a director during the applicable restriction period, all shares of restricted stock and all RSUs held at such time shall be forfeited and reacquired by the Company for cancellation at no cost to the Company; provided, however, that the Administrator may waive in whole or in part any or all remaining restrictions with respect to shares of restricted stock or RSUs.
Dividend Equivalents
The Amended 2021 Incentive Plan authorizes the Administrator to grant Dividend Equivalents under which the participant shall be entitled to receive payments equivalent to and in lieu of the amount of cash dividends paid by the Company to holders of Shares with respect to a number of Class A Common Shares determined by the Administrator. The Administrator may not, however, grant Dividend Equivalents to participants in connection with grants of options or SARs, and dividend and Dividend equivalent amounts with respect to any share underlying restricted stock awards or RSUs may be accrued but not paid to a participant until all conditions or restrictions relating to such Share have been satisfied, waived or lapsed.
Limitations on Awards
If, and so long as, the Company is listed on the CSE, the aggregate number of Class A Common Shares issued or issuable to persons providing Investor Relations Activities (as defined in CSE policies) as compensation within a one-year period, shall not exceed 1% of the total number of Shares then outstanding.

Transfer of Awards
No Award (other than fully vested and unrestricted Class A Common Shares issued pursuant to any Award) and no right under any such Award shall be transferable other than by will or by the laws of descent and distribution. In addition, no Award (other than fully vested and unrestricted Class A Common Shares issued pursuant to any Award) and no right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.
Amendment and Termination
The Board may from time to time amend, suspend or terminate the Amended 2021 Incentive Plan or any Award agreement, and the Administrator may amend the terms of any previously granted Award, provided that no amendment to the terms of any previously granted Award may (except as expressly provided in the Amended 2021 Incentive Plan), materially and adversely alter or impair the terms or conditions of the Award previously granted without the participant’s consent. Any amendment to the Amended 2021 Incentive Plan, an Award agreement or to the terms of any Award previously granted is subject to compliance with all applicable laws, rules, regulations and policies of any applicable laws, rules, regulations and policies of any applicable governmental entity or stock exchange.
Prior approval of the Stockholders shall be required to make any amendment to the Amended 2021 Incentive Plan or an Award that would (i) require Stockholder approval under the rules of the CSE, the rules or regulations of the SEC, or any other securities exchange that is applicable to the Company; (ii) increase the number of Class A Common Shares authorized under the Amended 2021 Incentive Plan; (iii) permit repricing of Options or SARs, which is currently prohibited; (iv) permit the award of Options or SARs at a price less than 100% of the Fair Market Value of a Share on the date of grant; (v) increase the maximum term permitted for options and for SARs; or (vi) increase the maximum number of Class A Common Shares or dollar value of Awards which can be granted to a participant in a calendar year.
Change in Control
Effective upon the consummation (or immediately prior to the consummation) of any reorganization, merger, consolidation, split-up, spin-off, combination, plan of arrangement, take-over bid or tender offer, repurchase or exchange of Class A Common Shares or other securities of the Company or any other similar corporate transaction or event involving the Company (each, a “Change in Control Event”), the Administrator may, in its sole discretion, provide for (i) the termination of any Award, whether or not vested, in exchange for an amount of cash and/or other property; (ii) the replacement of any Award with other rights or property selected by the Administrator in its sole discretion; (iii) the Award to be assumed by, or substituted for a similar Award from, the successor or survivor of the Company, or a parent or subsidiary thereof, with appropriate adjustments; (iv) the vesting or exercisability of Awards notwithstanding anything to the contrary in the applicable Award Agreement; or (v) the determination of a future date after which Awards cannot vest, be exercised or become available, which may be the effective date of the Change in Control Event.
Clawback Provisions
All awards under the Amended 2021 Incentive Plan are subject to forfeiture or other penalties pursuant to any clawback policy that may be adopted by the Company.
U.S. Federal Income Tax Consequences
Grant of Options and SARs.   The grant of a stock option or SAR is not expected to result in any taxable income to the recipient.
Exercise of Options and SARs.   Upon exercising a non-qualified stock option, the optionee must recognize ordinary income equal to the excess of the fair market value of the Class A Common Shares acquired on the date of exercise over the exercise price. The holder of an ISO generally will have no taxable income upon exercising the option (except that an alternative minimum tax liability may arise). Upon exercising a

SAR, the amount of any cash received and the fair market value on the exercise date of any of our Class A Common Shares received are taxable to the recipient as ordinary income.
Disposition of Shares Acquired Upon Exercise of Options and SARs.   The tax consequence upon a disposition of Class A Common Shares acquired through the exercise of an option or SAR will depend on how long the Class A Common Shares have been held and whether the shares were acquired by exercising an ISO or by exercising a non-qualified stock option or SAR. Generally, there will be no tax consequence to the Company in connection with the disposition of Class A Common Shares acquired under an option or SAR in the case of the disposition of Class A Common Shares acquired under an ISO if the disposition occurs before the applicable ISO holding periods set forth in the Internal Revenue Code have been satisfied.
Awards Other Than Options and SARs.   If an award is payable in Class A Common Shares that are subject to substantial risk of forfeiture, unless a special election is made by the holder of the award under the Internal Revenue Code, the holder must recognize ordinary income equal to the excess of: (i) the fair market value of the Class A Common Shares received (determined as of the first time the Class A Common Shares become transferable or not subject to substantial risk of forfeiture, whichever occurs earlier) over (ii) the amount (if any) paid for the Class A Common Shares by the holder of the award. As to other awards granted under the Amended 2021 Incentive Plan that are payable either in cash or Class A Common Shares not subject to substantial risk of forfeiture, the holder of the award must recognize ordinary income equal to: (a) the amount of cash received or, as applicable, (b) the excess of (i) the fair market value of the shares received (determined as of the date such shares are received) over (ii) the amount (if any) paid for the shares by the holder of the award.
Special Rules for Executive Officers Subject to Section 16 of the Exchange Act.   Special rules may apply to individuals subject to Section 16 of the Exchange Act. In particular, unless a special election is made pursuant to the Internal Revenue Code, shares received through the exercise or settlement of an award may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized will be determined as of the end of that period.
Section 409A of the Internal Revenue Code.   The Administrator intends to administer and interpret the Amended 2021 Incentive Plan and all award agreements in a manner consistent to satisfy the requirements of Section 409A of the Internal Revenue Code to avoid any adverse tax results thereunder to a holder of an award.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND THE COMPANY UNDER THE AMENDED 2021 INCENTIVE PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.
Approval
The proposed amendment to the 2021 Incentive Plan requires the approval of a a majority of the shares present in person or by proxy at the Meeting and entitled to vote on the subject matter. Therefore, at the Meeting, stockholders will be asked to consider, and if deemed advisable, to pass the following resolution (the “Amended 2021 Incentive Plan Resolution”):
BE IT RESOLVED AS A RESOLUTION OF THE STOCKHOLDERS THAT:
1.
the amendment to the 2021 stock incentive plan (as amended, the “Amended 2021 Incentive Plan”) of Ascend Wellness Holdings, Inc. (the “Company”), in substantially the form described in, and attached as Appendix A to the Company’s proxy statement dated March 24, 2023 (the “Proxy Statement”) is hereby ratified, confirmed and approved;

2.
the maximum number of shares of the Company’s Class A common stock authorized and reserved for issuance under the Amended 2021 Incentive Plan shall not exceed 10% of the total number of issued and outstanding shares of the Company’s Class A common stock, on a non-diluted basis, as constituted on the grant date of an award;

3.
the form of the Amended 2021 Incentive Plan may be amended in order to satisfy the requirements or requests of any regulatory authority or stock exchange without requiring further approval of the stockholders of the Company;

4.
the stockholders of the Company hereby expressly authorize the board of directors of the Company, in its discretion, to revoke this resolution before it is acted upon without requiring further approval of the stockholders in that regard; and

5.
any director or officer of the Company is authorized and directed to execute and deliver for and in the name of and on behalf of the Company all such certificates, instruments, agreements, notices and other documents and to do such other acts and things as, in the opinion of such persons, may be necessary or desirable to give effect to the foregoing and facilitate the implementation of the foregoing resolutions.

Unless you have specified in the enclosed form of proxy that the votes attaching to the shares of common stock represented by the proxy are to be voted against the approval of the Amended 2021 Incentive Plan Resolution on any ballot that may be called for, the management representatives designated in the enclosed form of proxy intend to vote the shares of common stock in respect of which they are appointed proxy FOR the approval of the Amended 2021 Incentive Plan Resolution.
Board Recommendation
The Board believes the approval of the proposed Amended 2021 Incentive Plan Resolution is in the best interest of the Company and unanimously recommends a vote FOR the approval of the proposed Amended 2021 Incentive Plan Resolution.
EQUITY COMPENSATION PLAN INFORMATION
The following table presents information as of December 31, 2022, with respect to the Company’s compensation plans under which equity securities are authorized for issuance.
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights ($)	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	8,503,362	$3.29	5,858,907
Equity compensation plans not approved by security holders	616,666	—	208,750(1)
Total	9,120,028	—	6,067,657(1)

Notes:
(1)
Includes shares remaining available for future issuance under the Ascend Wellness Holdings, LLC 2020 Equity Incentive Plan as shares of restricted common stock or options, which are no longer available for grant following stockholder approval of the 2021 Incentive Plan.

EXECUTIVE OFFICERS
The following table identifies our executive officers as of March 15, 2023:
Name	Office Held	Officer Since	Age
Abner Kurtin(1)	Executive Chairman	2018	56
Daniel Neville(1)	Chief Financial Officer and Interim Co-Chief Executive Officer	2020	36
Francis Perullo(1)	President and Interim Co-Chief Executive Officer	2019	46

Notes:
(1)
Biographical information with respect to Messrs. Kurtin, Perullo, and Neville is provided above.

EXECUTIVE COMPENSATION
Overview of Executive Compensation
The Board is authorized to review and approve annually all compensation decisions relating to our executive officers. In accordance with reduced disclosure rules applicable to emerging growth companies as set forth in Item 402 of Regulation S-K, this section explains how our compensation program is structured for our Chief Executive Officer and the other executive officers named in the Summary Compensation Table (the “named executive officers” or “NEOs”).
Elements of our Executive Compensation Program
For the fiscal year 2022, our named executive officers participated in several compensation programs, as outlined in the table below.
Incentive Type	Reward Element	Time Horizon	Rationale
Fixed compensation	Base salary	Annual	Base salary provides a fixed level of competitive pay that fairly compensates the executive based on individual levels of responsibilities.
Variable compensation	Annual incentive program	Annual	The annual incentive program provides cash awards for the attainment of short-term operating, strategic and financial goals.
	Stock options (50% of equity grant)	Four years	Stock options reward executives based on stock price growth over a multi-year timeframe and aligns their long-term interests with those of our stockholders.
	Restricted stock (50% of equity grant)	Four years	Time-based restricted stock both retains executives and aligns their long-term interests with those of stockholders.
Base Salary.   Base salary is the fixed portion of each executive officer’s total compensation and is designed to fairly compensate the individual based on their level of responsibilities. The 2022 base salaries were established as part of each named executive officers’ employment agreement described below. In determining the appropriate base level of compensation for the executive officers, weight was placed on the following factors: the particular responsibilities related to the position, salaries or fees paid by companies of similar size in the industry, level of experience of the executive and overall performance.
Base salaries for named executive officers in 2022 was as follows:
Name	Fiscal 2022 Base Salary
Abner Kurtin	$1,000,000
Frank Perullo	$750,000
Daniel Neville	$500,000
Annual Cash Incentive Program.   Our NEOs are eligible to receive annual cash incentives.
For the 2022 fiscal year, the Compensation and Corporate Governance Committee relied on the following framework to determine payouts:
	Financial	Operational	Strategic
Metrics	a. Revenue growth b. Adjusted EBITDA	a. Customer experience b. Manufacturing and distribution efficiencies c. Supply chain management	a. Accretive M&A b. Portfolio expansion c. Strategic licensing
Weighting	60%	20%	20%

Based on the assessment of performance as outlined above, the Compensation and Corporate Governance Committee determined a payout factor for each named executive officer to apply to his or her target incentive opportunity. The payout factor may range from 0% to 200%. A payout at 100% represents target performance.
In determining each named executive officers’ payout factor for fiscal year 2022, the Compensation and Corporate Governance Committee recognized the extraordinary efforts made this year as well as the achieved record financial performance for the year. In particular, the Compensation and Corporate Governance Committee noted the following highlights from the year:
•
Record net revenue of $487.7 million for 2022, a 28.2% increase year-over-year.

•
Record Adjusted EBITDA of $93.2 million for 2022, a 17.4% increase year-over-year.

•
Opened four dispensaries in the year (East Lansing, MI; Fort Lee, NJ; Scranton, PA; Wayne, PA) increasing total to 24 active dispensaries at year end.

•
Transitioned 3 stores in New Jersey to adult-use and created one of the highest revenue generating stores in the state (Rochelle Park, NJ).

•
Added 69,000 square feet of canopy across the network, expanding total canopy by 40% to 245,000 square feet across 6 states.

•
Expanded portfolio of products throughout the states through in-house brand launches, new product introductions, and partnerships with third-party brands; launched new value brand, Simply Herb in Illinois, Massachusetts, Michigan, and New Jersey; introduced edibles and vapes in New Jersey and edibles in Ohio; expanded partnership with AiroPro, Lowell Farms, and Miss Grass across the portfolio.

•
Entered the Pennsylvania market with the acquisition of 6 dispensary and 1 cultivation licenses.

•
Signed 3 additional definitive agreements for accretive acquisitions which upon respective closings, would expand footprint by 3 dispensaries in Ohio and 2 dispensaries in Illinois.

Each named executive officers’ potential payout was based on a percentage of his or her base salary. In January 2023, the Compensation and Corporate Governance Committee met and determined that the payout for Executive Vice Presidents and above for the annual incentive program was to be 75% of target, paid in the form of RSUs that vest one year from grant date. As such, the actual payouts for 2022 performance for named executive officers is as follows:
Name	Target as % of Base Salary	Target Payout ($)	Payout Factor	Actual Payout ($)	RSUs Issued(1)
Abner Kurtin	100%	$1,000,000	75%	500,000	387,597
Frank Perullo	100%	$750,000	75%	375,000	290,698
Daniel Neville	100%	$500,000	75%	250,000	193,798

Notes:
(1)
The number of RSUs issued was calculated based on a price of $1.29 per Class A Common Share, representing the 10-day VWAP of the Class A Common Shares quoted on the OTCQX as of January 28, 2023. These RSUs vest on February 17, 2024, one year from the grant date.

Changes to the 2022 Annual Cash Incentive Program.   The Compensation and Corporate Governance Committee created new operational and individual goals for the NEOs. The Compensation and Corporate Governance Committee will not base their decision strictly on these goals. Rather, the Compensation and Corporate Governance Committee will again use the framework as set out above to inform its decision with respect to cash payouts. However, the Compensation and Corporate Governance Committee believes that creating the financial, operational, and strategic goals is an additional step on the path towards a more quantitative incentive program.
Long-term Incentive Program.
We believe that regular equity-based long-term incentive awards align the interests of our NEOs with our stockholders and focus our NEOs on our long-term growth. In fiscal year 2022, we granted an equal mix of stock options and RSUs. The Compensation and Corporate Governance Committee believes that awarding a mix of stock options and RSUs achieves a balance in linking NEO long-term compensation to Company performance. Options do not provide any value unless our stock price appreciates and focus and reward our NEOs for increasing our stock price. The value of restricted shares increases or decreases in the same way stockholders’ stock value increases or decreases and restricted shares are generally less dilutive to our stockholders than options.
Options and RSUs granted in 2022 vest in four equal annual installments on each of the first four anniversaries of the grant date, generally subject to the grantee’s continued employment as of each applicable vesting date.
The grants to NEOs in 2022 was as follows:
Name	Target Grant Value (as % of base salary)	Target Grant Value	Grant Date Fair Value of RSUs	Dollar Value of RSUs
Abner Kurtin	125%	$1,250,000	599,390	1,976,198
Frank Perullo	100%	$750,000	359,634	1,930,152
Daniel Neville	100%	$500,000	239,756	704,269
Summary Compensation Table
The following table shows the compensation earned by each of the Company’s NEOs over the last two financial years. The compensation of the NEOs is paid and reported in U.S. dollars.
Name and Principal Position	Year	Salary	Bonus(1)	Stock Awards(2)(3)	Option Awards	Non-Equity Incentive Plan Compensation(4)	All Other Compensation(5)	Total Compensation
Abner Kurtin Executive Chair	2022	$293,632	$—	$1,976,198	$599,390	$—	$—	$2,869,220
	2021	$851,827	$350,000	$13,750,000	$—	$1,000,000	$8,173	$15,960,000
	2020	$384,808	$—	$469,000	$—	$—	$6,779	$860,587
Frank Perullo President and Interim Co-Chief Executive Officer	2022	$750,000	$—	$1,930,152	$359,634	$—	$—	$3,039,786
	2021	$667,500	$350,000	$8,250,000	$—	$750,000	$8,173	$10,025,673
	2020	$384,808	$20,000	$469,000	$—	$—	$6,779	$880,587
Daniel Neville Chief Financial Officer and Interim Co-Chief Executive Officer	2022	$500,000	$—	$704,269	$239,756	$—	$—	$1,444,025
	2021	$449,231	$250,000	$8,250,000	$—	$500,000	$5,769	$9,455,000
	2020	$276,923	$—	$280,000	$—	$—	$4,808	$561,731

Notes:
(1)
Messrs. Kurtin, Perullo and Neville received special one-time initial public offering cash bonuses of $350,000 for Mr. Kurtin and Mr. Perullo and $250,000 for Mr. Neville in 2021. Mr. Perullo also received discretionary cash bonus of $20,000 in 2020.

(2)
The amounts reported in the Stock Awards column reflect aggregate grant date fair value of RSUs computed in accordance with ASC Topic 718, Compensation — Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. Assumptions used in the calculation of these amounts are included in Note 13 to our consolidated financial statements for the fiscal years ended December 31, 2021 and 2020. In 2022, Mr. Kurtin elected to take $450,284 of his base compensation as Class A Common Shares to align incentives with investors and limit uses on cash.

(3)
On August 9, 2021, the Board of Directors of the Company approved RSU grants (the “2021 RSU Grants”) to executive officers of the company, including Messrs. Kurtin, Perullo and Neville. The 2021 RSU Grants vest in one-fourth increments on each of the first four anniversaries of the date the Company entered into executive employment agreements with such NEO. The values in the table above are calculated in accordance with ASC Topic 718, Compensation — Stock Compensation, which requires the value to be shown at the closing price as of the date of grant of $11.00 on August 9, 2021.

(4)
Each NEO received annual incentive plan payouts for 2021. The Compensation and Corporate Governance Committee met and determined that the annual incentive plan payout for 2021 was at the target level of 100%, to be paid in the form of RSUs, with the number of units based on the volume-weighted average price per Class A Common Share for the 10 days prior to the March 15, 2022 vesting date.

(5)
In January 2021, the Company transitioned to an unlimited paid time off program for the Company’s corporate employees. In connection with the transition, the Company made a one-time cash payment in satisfaction of outstanding unused paid time off amounts to employees, including Messrs. Kurtin, Perullo and Neville.

Outstanding Equity Awards at Fiscal Year End
The following table summarizes the total outstanding equity awards as of December 31, 2022 for the named executive officers.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)
Abner Kurtin	11/3/2020(1)			$4.10	11/3/2025	158,333	$182,083
	8/9/2021(2)			$4.10	8/9/2026	937,500	$1,078,125
	3/15/2022	—	304,878	$4.10	3/15/2027	152,439	$175,305
Francis Perullo	11/3/2020(1)			$4.10	11/3/2025	208,333	$239,583
	8/9/2021(2)			$4.10	8/9/2026	562,500	$646,875
	3/15/2022	—	182,927	$4.10	3/15/2027	91,463	$105,182
	8/3/2022			$4.10	8/3/2027	375,000	$431,250
Daniel Neville	11/3/2020(1)			$4.10	11/3/2025	104,167	$119,792
	8/9/2021(2)			$4.10	8/9/2026	562,500	$646,875
	3/15/2022	—	121,951	$4.10	3/15/2027	60,976	$70,122

Notes:
(1)
Restricted stock award that vested 50% upon the Company’s initial public offering with the remaining 50% vesting in one-third tranches beginning on March 15, 2021.

(2)
RSUs that vest in one-fourth increments on each of the first four anniversaries of the date the Company entered into executive employment agreements with such NEO.

(3)
Options and unvested RSUs were part of the Company’s 2022 long term incentive program (“LTIP”), which vest over four years. The options expire five years from grant date.

Employment Agreements and Termination and Change of Control Benefits
Termination and Change of Control Benefits
The Company has entered into employment agreements with Abner Kurtin, Francis Perullo and Daniel Neville. A summary of each agreement is set forth below.
Abner Kurtin, Chief Executive Officer
Effective as of March 22, 2021, the Company entered into an employment agreement with Abner Kurtin, which was amended on September 27, 2022 (the “Kurtin Employment Agreement”). Pursuant to the Kurtin Employment Agreement, Mr. Kurtin will continue to serve the Company as its Executive Chairman and report to the Company’s Board, for an initial term of three years, after which the term of employment will automatically renew for successive one year terms unless either Mr. Kurtin or the Company provides notice of non-renewal to the other party at least 90 days prior to the expiration of the then current term. So long as Mr. Kurtin is serving as the Executive Chairman, the Company will nominate him for re-election to the Board.
Under the Kurtin Employment Agreement, Mr. Kurtin is entitled to receive a base salary of $1,000,000 per year (subject to any discretionary increase by the Board from time to time) and is eligible to earn an annual bonus based on the achievement of performance goals established by the Compensation and Corporate Governance Committee of the Board, with the target and maximum annual bonus opportunities equal to

100% and 200%, respectively, of the base salary. In the event of a change of control of the Company, Mr. Kurtin will be deemed to have earned the maximum annual bonus for each fiscal year during the remainder of the term of employment; provided that the Company’s obligation to pay such bonus will terminate immediately upon a termination of Mr. Kurtin’s employment by the Company for Cause (as defined in the Kurtin Employment Agreement). Additionally, as noted above, the Kurtin Employment Agreement provides that, subject to the Board’s approval, Mr. Kurtin would be granted 1,250,000 RSUs under the Company’s 2021 Equity Incentive Plan. The Board approve the grant on August 9, 2021.
In the event that Mr. Kurtin’s employment is terminated due to death or disability (as described in the Kurtin Employment Agreement), he will be entitled to: (x) any annual bonus earned for the fiscal year in which such termination occurs, prorated for the number of days worked during such fiscal year (the “Prorated Bonus”), and (y) 12 months of continued participation in the Company’s medical and dental insurance plans (the “Benefit Continuation”). If the Company terminates Mr. Kurtin’s employment for any reason other than for Cause, including as a result of the Company’s non-renewal notice to Mr. Kurtin (and in any event, not due to his death or disability), or if Mr. Kurtin resigns from the Company for Good Reason (as defined in the Kurtin Employment Agreement), then, in addition to the Prorated Bonus and the Benefit Continuation, Mr. Kurtin will be entitled to: (i) an amount equal to two times the sum of the base salary and annual bonus earned by him for the full fiscal year preceding the termination date (or, if termination occurs before one full fiscal year of employment has lapsed, the current base salary and target bonus amount), with such amount payable in installments over the 12 month period after the termination date (provided that, if such termination occurs within 18 months after a Change of Control Event (as defined in the Kurtin Employment Agreement), then such amount will be paid in a lump sum), and (ii) immediate vesting in full and lapse of any repurchase right with respect to all of his outstanding equity awards (with any performance-based equity awards deemed earned at target performance).
The severance benefits described above are subject to Mr. Kurtin’s (or his estate’s or legal representative’s, as applicable) execution and non-revocation of a general release of claims, as well as Mr. Kurtin’s compliance with the restrictive covenants set forth in the Kurtin Employment Agreement, including certain non-competition and non-solicitation restrictions during employment and for 12 months thereafter and to certain obligations relating to non-disparagement, confidentiality and intellectual property for an indefinite period (and the Company has a mutual non-disparagement obligation with respect to Mr. Kurtin).
Frank Perullo, President, Chief Strategy Officer and Interim Co-Chief Executive Officer
Effective as of February 11, 2022, the Company approved an amended and employment agreement with Mr. Perullo (the “President Employment Agreement”). The Company and Mr. Perullo entered into an initial employment agreement on March 23, 2021 (the “Initial Perullo Agreement”). Pursuant to the President Employment Agreement, Mr. Perullo will continue to serve the Company as its President and report to the Board, for a term ending March 22, 2024, which coincides with the initial three-year term of the Initial Perullo Agreement, after which the term of employment will automatically renew for successive one year terms unless either Mr. Perullo or the Company provides notice of non-renewal to the other party at least 90 days prior to the expiration of the then current term. So long as Mr. Perullo is serving as the President, the Company will nominate him for re-election to the Board.
Under the President Employment Agreement, Mr. Perullo is entitled to receive a base salary of $750,000 per year (subject to any discretionary increase by the Board from time to time) and is eligible to earn an annual bonus based on the achievement of performance goals established by the Compensation and Corporate Governance Committee of the Board, with the target and maximum annual bonus opportunities equal to 100% and 200%, respectively, of the base salary. In the event of a change of control of the Company, Mr. Perullo will be deemed to have earned the maximum annual bonus for each fiscal year during the remainder of the term of employment; provided that the Company’s obligation to pay such bonus will terminate immediately upon a termination of Mr. Perullo’s employment by the Company for Cause (as defined in the President Employment Agreement). Additionally, as noted above, the Initial Perullo Agreement provides that, subject to the Board’s approval, Mr. Perullo would be granted 750,000 RSUs under the Company’s 2021 Equity Incentive Plan. The Board approve the grant on August 9, 2021. In connection with the execution of the President Employment Agreement, the Board granted Mr. Perullo an additional 375,000 RSUs.

In the event that Mr. Perullo’s employment is terminated due to death or disability (as described in the President Employment Agreement), he will be entitled to: (x) any annual bonus earned for the fiscal year in which such termination occurs, prorated for the number of days worked during such fiscal year (the “Prorated Bonus”), and (y) 12 months of continued participation in the Company’s medical and dental insurance plans (the “Benefit Continuation”). If the Company terminates Mr. Perullo’s employment for any reason other than for Cause, including as a result of the Company’s non-renewal notice to Mr. Perullo (and in any event, not due to his death or disability), or if Mr. Perullo resigns from the Company for Good Reason (as defined in the President Employment Agreement), then, in addition to the Prorated Bonus and the Benefit Continuation, Mr. Perullo will be entitled to: (i) an amount equal to two times the sum of the base salary and annual bonus earned by him for the full fiscal year preceding the termination date (or, if termination occurs before one full fiscal year of employment has lapsed, the current base salary and target bonus amount), with such amount payable in installments over the 12 month period after the termination date (provided that, if such termination occurs within 18 months after a Change of Control Event (as defined in the President Employment Agreement), then such amount will be paid in a lump sum), and (ii) immediate vesting in full and lapse of any repurchase right with respect to all of his outstanding equity awards (with any performance-based equity awards deemed earned at target performance).
The severance benefits described above are subject to Mr. Perullo’s (or his estate’s or legal representative’s, as applicable) execution and non-revocation of a general release of claims, as well as Mr. Perullo’s compliance with the restrictive covenants set forth in the President Employment Agreement, including certain non-competition and non-solicitation restrictions during employment and for 12 months thereafter and to certain obligations relating to non-disparagement, confidentiality and intellectual property for an indefinite period (and the Company has a mutual non-disparagement obligation with respect to Mr. Perullo).
Daniel Neville, Chief Financial Officer and Interim Co-Chief Executive Officer
Effective as of March 23, 2021, the Company entered into an employment agreement with Mr. Neville (the “CFO Employment Agreement”). Pursuant to the CFO Employment Agreement, Mr. Neville will continue to serve the Company as its Chief Financial Officer and report to the Company’s CEO, for an initial term of three years, after which the term of employment will automatically renew for successive one year terms unless either Mr. Neville or the Company provides notice of non-renewal to the other party at least 90 days prior to the expiration of the then current term.
Under the CFO Employment Agreement, Mr. Neville is entitled to receive a base salary of $500,000 per year (subject to any discretionary increase by the Board from time to time) and is eligible to earn an annual bonus based on the achievement of performance goals established by the Compensation and Corporate Governance Committee of the Board, with the target and maximum annual bonus opportunities equal to 100% and 200%, respectively, of the base salary. In the event of a change of control of the Company (as defined in the Company’s 2021 Equity Incentive Plan), Mr. Neville will be deemed to have earned the maximum annual bonus for each fiscal year during the remainder of the term of employment; provided that the Company’s obligation to pay such bonus will terminate immediately upon a termination of Mr. Neville’s employment by the Company for Cause (as defined in the CFO Employment Agreement). Additionally, subject to the Board’s approval, Mr. Neville will be granted 750,000 RSUs under the Company’s 2021 Equity Incentive Plan.
In the event that Mr. Neville’s employment is terminated due to death or disability (as described in the CFO Employment Agreement), he will be entitled to: (x) the Prorated Bonus, and (y) the Benefit Continuation. If the Company terminates Mr. Neville’s employment for any reason other than for Cause, including as a result of the Company’s non-renewal notice to Mr. Neville (and in any event, not due to his death or disability), or if Mr. Neville resigns from the Company for Good Reason (as defined in the CFO Employment Agreement), then, in addition to the Prorated Bonus and the Benefit Continuation, Mr. Neville will be entitled to: (i) an amount equal to two times the sum of the base salary and annual bonus earned by him for the full fiscal year preceding the termination date (or, if termination occurs before one full fiscal year of employment has lapsed, the current base salary and target bonus amount), with such amount payable in installments over the 12 month period after the termination date (provided that, if such termination occurs within 18 months after a Change of Control Event (as defined in the CFO Employment Agreement), then such amount will be paid in a lump sum), and (ii) immediate vesting in full and lapse of any repurchase right with respect to all of his outstanding equity awards (with any performance-based equity awards deemed earned at target performance).
The severance benefits described above are subject to Mr. Neville’s (or his estate’s or legal representative’s, as applicable) execution and non-revocation of a general release of claims, as well as Mr. Neville’s compliance with the restrictive covenants set forth in the CFO Employment Agreement, including certain non-competition and non-solicitation restrictions during employment and for 12 months thereafter and to certain obligations relating to non-disparagement, confidentiality and intellectual property for an indefinite period (and the Company has a mutual non-disparagement obligation with respect to Mr. Neville).
DIRECTOR COMPENSATION
Director Compensation Table
The Company’s policy with respect to directors’ compensation was developed by the Board, on recommendation of the Compensation and Corporate Governance Committee. The following table sets forth the compensation awarded, paid to or earned by the directors of the Company during the most recently completed fiscal year. Directors of the Company who are also officers or employees of the Company are not compensated for service on the Board; therefore, no fees were payable to Abner Kurtin, Francis Perullo, or Daniel Neville for their service as directors of the Company in 2022.
Name(1)	Fees Earned ($)(2)	Stock Awards ($)(3)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Joseph Hinrichs	50,000	36,585	—	—	—	86,585
(former Director)
Emily Paxhia	75,000	36,585	—	—	—	111,585
(former Director)
Scott Swid	100,000	36,585	—	—	—	136,585
Josh Gold(4)	—	—	—	—	—	—

Notes:
(1)
The amounts reported in the Stock Awards column reflect aggregate grant date fair value of RSUs computed in accordance with ASC Topic 718, Compensation — Stock Compensation. These amounts reflect our calculation of the value of these awards at the grant date and do not necessarily correspond to the actual value that may ultimately be realized by the named executive officer. Assumptions used in the calculation of these amounts are included in Note 13 to our consolidated financial statements for the fiscal years ended December 31, 2022 and 2021.

(2)
Paid in cash quarterly for service in arrears.

(3)
All 3 independent directors of the Board in 2022 received 36,585 RSUs that fully vested on August 3, 2022 for the 2022 services.

(4)
Mr. Gold was appointed as a director on November 23, 2022.

Non-Employee Director Compensation Policy
We have adopted a non-employee director compensation policy that is applicable to each of our non-employee directors. Pursuant to this non-employee director compensation policy, each non-employee director receives an annual retainer of $100,000 in cash. Each director will also receive an annual RSU award equal to $150,000. In addition, each director will be reimbursed for out-of-pocket expenses in connection with his or her services.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The following tables set forth information as of March 1, 2023 regarding the ownership of our Class A Common Shares and Class B Common Shares by each NEO, each director and all directors and executive officers as a group. Except as set out below, the Company is not aware of any person who owns more than 5% of either outstanding Class A Common Shares or Class B Common Shares.
The number of shares beneficially owned and the percentage of shares beneficially owned are based on a total of 188,767,831 shares of Class A Common Shares and 65,000 shares of Class B Common Shares issued and outstanding as of March 1, 2023.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares of stock subject to options that are exercisable within 60 days following March 1, 2023 are deemed to be outstanding and beneficially owned by the optionee or holder for the purpose of computing share and percentage ownership of that optionee or holder but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole or shared voting and investment power for all shares of common stock shown as beneficially owned by them.
As of March 1, 2023, there were 188,767,831 shares of Class A Common Shares issued and outstanding as fully paid and non-assessable and carrying a right to one vote per share. As of March 1, 2023, there were 65,000 Class B Common Shares issued and outstanding as fully paid and non-assessable and carrying a right to one vote per share. The following table sets forth certain information regarding the direct ownership of shares of common stock as of March 1, 2023 by: (i) each of the Company’s directors; (ii) each of the Company’s executive officers; (iii) all of the Company’s executive officers and directors as a group and (iv) each person known to us to own beneficially more than 5% of our common stock.
	Class A Common Shares		Class B Common Shares(8)
Beneficial Owner	Number Beneficially Owned(1)	Percent of Class A Common Shares	Number Beneficially Owned(3)	Percent of Class B Common Shares(3)	Percentage of Aggregate Voting Power
Abner Kurtin(2)	19,626,167	10.4%	40,021	61.6%	23.5%
Francis Perullo(4)(5)	6,749,029	3.6%	14,372	22.1%	8.3%
Scott Swid	4,264,583	2.3%	—	—	1.7%
Daniel Neville	1,252,939	0.7%	—	—	0.5%
Josh Gold(6)	1,100,310	0.6%	—	—	0.4%
Current directors and executive officers as a group (5 total)	32,993,028	17.6%	54,393	83.7%	34.4%
AGP Partners, LLC(7)	27,578,175	14.6%	65,000	100%	36.5%

Notes:
(1)
Includes shares of Class A Common Shares underlying RSUs or shares of restricted common stock that are scheduled to vest within 60 days of March 1, 2023 as follows:

Name	RSAs	RSUs	Options
Abner Kurtin	158,333	350,609	76,219
Francis Perullo	208,333	210,365	45,731
Daniel Neville	104,167	202,744	30,487
Scott Swid	20,833	16,667	—

The unvested RSA awards were granted in conjunction with the Company’s initial public offering. 50% of these awards vested at initial public offering with the remaining vesting in one-third tranches beginning on March 15, 2021. The Options are related to a portion of the 2021 LTIP which vests in one-fourth tranches beginning on March 15, 2022. The RSUs were related to employment agreement awards and a combination of the 2021 LTIP which vests in one-fourth tranches beginning on March 15, 2022.
(2)
Includes 2,611,285 shares of Class A Common Shares, Options, Restricted Stock Awards, and/or RSUs related to the Company’s

2020 Incentive Plan, 2021 Stock Incentive Plan, 2022 Stock Incentive Plan, and Mr. Kurtin’s 2022 annual salary which he elected to take in stock consideration; 35,000 of Class A Common Shares purchased on the open market; and 16,979,882 shares owned by AGP Partners, LLC which are owned by Mr. Kurtin (Mr. Kurtin owns 61.6% of the entity which owns 27,578,175 Class A Common Shares).
(3)
Includes 65,000 shares of Class B Common Shares held by AGP Partners, LLC, over which Mr. Kurtin has sole voting power over 100% of the shares and sole investment power over 61.7% of the shares. Mr. Kurtin shares investment power over 22.1% of the shares with Mr. Perullo. The remaining 16.3% is owned by various trusts from which Mr. Kurtin’s relatives are beneficiaries. Mr. Kurtin is the sole member of AGP’s managing member, Brook Farm LLC.

(4)
Includes 651,495 shares of Class A Common Shares, options, restricted stock awards, and/or RSUs related to the Company’s 2020 Incentive Plan, 2021 Stock Incentive Plan, and 2022 Stock Incentive Plan. Mr. Perullo’s holdings decreased compared to last year since he transferred 1,521,047 shares to trusts owned by relatives of Mr. Perullo. This also includes 6,097,534 shares shares owned by AGP Partners, LLC which are owned by Mr. Perullo (Mr. Perullo owns 22.1% of the entity which owns 27,578,175 Class A Common Shares).

(5)
Includes 14,372 shares of Class B Common Shares held by AGP Partners, LLC, over which Mr. Perullo has shared investment power based on his 22.1% membership interest in AGP.

(6)
Mr. Gold received 188,000 warrants with an exercise price of $2.64 on November 23, 2022. These warrants expire May 23, 2025. This amount also includes 912,310 Class A Common Shares Mr. Gold indirectly holds through his ownership of two funds that are holders of Class A Common Shares. Mr. Gold owns 839,003 Class A Common Shares through his 11.2% ownership of TBC 222, LLC and 73,307 Class A Common Shares through his 50% ownership of Seven Deuce, LLC.

(7)
AGP Partners, LLC, 1111 Lincoln Road, Suite 515, Miami Beach, FL 33139, is owned 61.57% by Mr. Kurtin, 22.1% and by Mr. Perullo. The remaining 16.3% is owned by various trusts from which Mr. Kurtin’s relatives are beneficiaries. With regard to both classes of common stock, Mr. Kurtin has sole voting power over 100% of the shares and sole investment power over 61.57% of the shares. He shares investment power over 22.1% of the shares with Mr. Perullo.

(8)
Each Class B Common Share is convertible at any time into one Class A Common Share at the option of the holder. In addition, each Class B Common Share will automatically convert into one Class A Common Share on May 4, 2026, the final conversion date. Each Class B Common Share will convert automatically into one Class A Common Share upon any transfer, whether or not for value, except for certain transfers described in our certificate of incorporation, including, without limitation, transfers for tax and estate planning purposes, so long as the transferring holder of Class B Common Share continues to hold exclusive voting and dispositive power with respect to any such transferred shares. Once converted into a Class A Common Share, a converted Class B Common Share will not be reissued, and following the conversion of all outstanding Class B Common Shares, no further Class B Common Shares will be issued.

INTEREST OF MANAGEMENT & OTHERS IN MATERIAL TRANSACTIONS
Since May 15, 2018, the date of formation of the Company, other than employment and executive compensation matters described under “Executive Compensation” and the transactions described below, there have been no transactions or loans between us and:
•
enterprises that directly or indirectly through one or more intermediaries, control or are controlled by, or are under common control with, us;

•
associates, meaning unconsolidated enterprises in which we have a significant influence, or which have significant influence over us;

•
individuals owning, directly or indirectly, an interest in the voting power of us that gives them significant influence over our us, and close members of any such individual’s family;

•
key management personnel, that is, those persons having authority and responsibility for planning, directing and controlling the activities of ours, including directors and senior management of us and close members of such individuals’ families; and

•
enterprises in which a substantial interest in the voting power is owned, directly or indirectly, by any person described in the third or fourth bullets above or over which such a person is able to exercise significant influence, including enterprises owned by directors or major stockholders of us and enterprises that have a member of key management in common with us.

Related Party Transaction Policy
Our Board has adopted a Related Party Transactions Policy, which requires that employees, officers and directors report to the chief financial officer any activity that would cause or appear to cause a conflict of interest on his or her part.

Under the Related Party Transactions Policy, a related party transaction includes any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which:
•
we or any of our subsidiaries are or will be a participant;

•
the aggregate amount involved will be or may be expected to exceed $120,000 in any fiscal year; and

•
any related party has or will have a direct or indirect material interest.

Related parties include any person who is or was (since the beginning of the last fiscal year, even if such person does not presently serve in that role) an executive officer, director or nominee for director of the Company, any stockholder owning more than 5% of any class of our voting securities or an immediate family member, as defined in the Related Party Transactions Policy, of any such person.
Pursuant to the Related Party Transactions Policy, any potential related party transaction that requires approval will be reviewed by the Compensation and Corporate Governance Committee, and the Compensation and Corporate Governance Committee will consider such factors as it deems appropriate to determine whether to approve, ratify or disapprove the related party transaction. The Compensation and Corporate Governance Committee may approve the related party transaction only if it determines in good faith that, under all of the circumstances, the transaction is in the best interests of us and our stockholders.
Transactions with Related Parties
In May 2022 the Company issued a secured promissory note to a retail dispensary license holder in Massachusetts providing up to $3.5 million of funding (the “Massachusetts Note”), of which approximately $1 million was outstanding as of December 31, 2022. The Massachusetts Note accrues interest at a fixed annual rate of 11.5%. No principal or interest was paid during 2022. Following the opening of the borrower’s retail dispensary, the principal amount is due monthly through the maturity date of May 25, 2026. The borrower may prepay the outstanding principal amount, plus accrued interest thereon. Borrowings under the Massachusetts Note are secured by the assets of the borrower. The borrower is partially owned by an entity that is managed, in part, by Abner Kurtin, the Executive Chair of the Company.
INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS
No director, proposed director, executive officer, nor any of their respective associates or affiliates, is or has been indebted to the Company or its subsidiaries since the beginning of the Company’s most recently completed financial year.
AUDIT COMMITTEE REPORT
In the course of providing its oversight responsibilities regarding the Company’s financial statements for the year ended December 31, 2022, the Audit Committee reviewed and discussed the audited financial statements, which appear in our Annual Report on Form 10-K, with management and Macias Gini & O’Connell LLP, our independent auditor. The Audit Committee reviewed accounting principles, practices and judgments as well as the adequacy and clarity of the notes to the financial statements.
The Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence. The Audit Committee has discussed with the independent auditor that auditor’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to Stockholders on Form 10-K for the year ended December 31, 2022. The Audit Committee and the Board have also recommended the appointment of Macias Gini & O’Connell LLP as independent auditors for the Company for the fiscal year ending December 31, 2023.
Submitted by the Audit Committee Members:
Josh Gold, Chair
Scott Swid
STOCKHOLDER PROPOSALS
To be included in the proxy materials for our 2024 annual meeting of stockholders, proposals of stockholders must be received by us no later than November 24, 2023, which is 120 calendar days prior to the first anniversary of the expected mailing date of this proxy statement. To be included in the proxy materials for our 2023 annual meeting of stockholders, in accordance with our bylaws, stockholder proposals, including director nominations, must be received by us not less than 45 nor more than 75 days prior to the one-year anniversary of the date on which the Company first mailed its proxy materials or a notice of availability of proxy materials (whichever is earlier) for our 2024 annual meeting of stockholders. Proposals to be included in our proxy materials must comply with the requirements established by the United States Securities and Exchange Commission for such proposals, which are set forth in Rule 14a-8 under the Exchange Act.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 6, 2024.
OTHER MATTERS
We do not know of any business other than that described in this proxy statement that will be presented for consideration or action by the stockholders at the Meeting. If, however, any other business is properly brought before the meeting, shares represented by proxies will be voted in accordance with the best judgment of the persons named in the proxies or their substitutes.
PRINCIPAL EXECUTIVE OFFICE
Our principal executive office is located at 1411 Broadway, 16th Floor, New York, NY 10018.
ADDITIONAL INFORMATION
Additional information relating to the Company is available under the Company’s profile on the SEC’s website at www.sec.gov or under its SEDAR profile at www.sedar.com. Financial information is provided in the Company’s Annual Report to Stockholders on Form 10-K for the year ended December 31, 2022, a copy of which may be obtained under the Corporation’s profile on the SEC’s website at www.sec.gov, under its SEDAR profile at www.sedar.com or upon written request to the Corporate Secretary at 1411 Broadway, 16th Floor, New York, NY 10018.

Appendix A
FIRST AMENDMENT
TO THE ASCEND WELLNESS HOLDINGS, INC.
2021 STOCK INCENTIVE PLAN
Effective upon approval of the stockholders, Ascend Wellness Holdings, Inc., a Delaware corporation (the “Corporation”) hereby amends the 2021 Stock Incentive Plan (the “2021 Plan”), as follows:
1.   Section 4(a) of the 2021 Plan is hereby amended in its entirety to read as follows:
(a)   Shares Available.   At the time of grant of any Award, the aggregate number of Shares subject to all Awards then outstanding under the Plan shall not exceed 10% of the total number of issued and outstanding Shares, on a non-diluted basis, as constituted on the grant date of such Award.
2.   Section 4(b) of the 2021 Plan is hereby amended in its entirety to read as follows:
(b)   Limit on Incentive Stock Options.   In addition to being subject to the limit described in (a) above, the maximum number of Shares available for grants of Incentive Stock Options under the Plan is also limited to 10% of issued and outstanding Shares as of May 5, 2023. The number of Shares covered by an Incentive Stock Option shall be counted on the date of grant against the aggregate number of Shares available for granting Incentive Stock Options under this Section 4(b). If any Shares covered by Incentive Stock Option are not purchased or are forfeited or are reacquired by the Company, or if an Incentive Stock Option otherwise terminates or is cancelled without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under this Section 4(b), to the extent of any such forfeiture, reacquisition by the Company, termination or cancellation, shall again be available for granting Incentive Stock Options under this Section 4(b).
* * * * *
The Corporation has caused this First Amendment to be signed on the date indicated below, to be effective as indicated above.
Dated: March 9. 2023	Ascend Wellness Holdings, Inc.
By: /s/ Daniel Neville Name: Daniel Neville Title: Chief Financial Officer and Interim Co-Chief Executive Officer
A-1

ASCEND WELLNESS HOLDINGS, INC. Form of Proxy – Annual Meeting to be held on May 5, 2023Stock Exchange Tower1230, 300 5th Ave SW Calgary, AB T2P 3C4 Appointment of Proxy holder I/We being the undersigned holder(s) of Ascend Wellness Holdings, Inc. (the “Company”) hereby appoint Abner Kurtin or failing this person, Francis Perullo OR Print the name of the person you are appointing if this person is someone other than the Board Nominees listed herein: as my/our proxyholder with full power of substitution and to attend, act, and to vote for and on behalf of the holder in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) and all other matters that may properly come before the Annual Meeting of Ascend Wellness Holdings, Inc. to be held virtually at https://web.lumiagm.com/226260758 at 11:00 a.m. (Eastern Time) or at any adjournment or postponement thereof.1.Election of Directors. For Withhold For Withhold For Withholda. Abner Kurtin0 0b.Francis Perullo0 0c.Daniel Neville0 0d.Scott Swid0 0e.Josh Gold0 02.Appointment of Auditor. To ratify the appointment of Macias Gini & O’Connell LLP as the independent registered public accounting firm of the Company. For Against Abstain0 0 03.Amendment to Stock Incentive Plan. To consider and, if thought appropriate, to pass a resolution (the text of which is disclosed in the Company’s proxy statement dated March 24, 2023) to ratify, confirm and approve an amendment to the Company’s 2021 stock incentive plan. For Against Abstain0 0 0 Authorized Signature(s) – This section must be completed for your instructions to be executed. I/we authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. If no voting instructions are indicated above, this Proxy will be voted as recommended by the Board. In the absence of specific directions, the proxy will be voted FOR the election of directors, FOR proposal 2 and FOR proposal 3.Signature(s):Date / /MM / DD / YYQuarterly Reports – Check the box to the right if you would like to RECEIVE our Quarterly Reports on Form 10-Q by mail. See reverse for instructions to sign up for delivery by email.0Annual Report – Check the box to the right if you would like to RECEIVE our Annual Report on Form 10-K by mail. See reverse for instructions to sign up for delivery by email. 0

This form of proxy is solicited by and on behalf of Management. Proxies must be received by 12:00 p.m., Eastern Time, on May 2, 2023.Notes to Proxy1.Each holder has the right to appoint a person, who need not be a holder, to attend and represent him or her at the Annual Meeting. If you wish to appoint a person other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided on the reverse.2.If the securities are registered in the name of more than one holder (for example, joint ownership, trustees, executors, etc.) then all of the registered owners must sign this proxy in the space provided on the reverse. If you are voting on behalf of a corporation or another individual, you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.3.This proxy should be signed in the exact manner as the name appears on the proxy.4.If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.5.The securities represented by this proxy will be voted as directed by the holder; however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board.6.The securities represented by this proxy will be voted or withheld from voting, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.7.This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting.8.This proxy should be read in conjunction with the accompanying documentation provided by Management. INSTEAD OF MAILING THIS PROXY, YOU MAY SUBMIT YOUR PROXY USING SECURE ONLINE VOTING AVAILABLE PRIOR TO 12:00 P.M. (EASTERN TIME) ON MAY 2, 2023:To Vote Your Proxy Online please visit: https://login.odysseytrust.com/pxlogin and click on VOTE. You will require the CONTROL NUMBER printed with your address to the right. If you vote by Internet, do not mail this proxy. To Virtually Attend the Meeting: You can attend the meeting virtually by visiting https://web.lumiagm.com/226260758 and entering the meeting ID 226-260-758 (password ascend2023). For further information on the virtual AGM and how to attend it, please view the management information circular of the company. To request the receipt of future documents via email and/or to sign up for Security holder Online services, you may contact Odyssey Trust Company at www.odysseycontact.com Voting by mail may be the only method for securities held in the name of a corporation or securities being voted on behalf of another individual. A return envelope has been enclosed for voting by mail. Stockholder Address and Control Number Here